Exhibit 99.2

EARNINGS RELEASE FINANCIAL SUPPLEMENT

SECOND QUARTER 2021

JPMORGAN CHASE & CO.
TABLE OF CONTENTS

Page(s)
Consolidated Results
Consolidated Financial Highlights	2–3
Consolidated Statements of Income	4
Consolidated Balance Sheets	5
Condensed Average Balance Sheets and Annualized Yields	6
Reconciliation from Reported to Managed Basis	7
Segment Results - Managed Basis	8
Capital and Other Selected Balance Sheet Items	9
Earnings Per Share and Related Information	10

Business Segment Results
Consumer & Community Banking (“CCB”)	11–14
Corporate & Investment Bank (“CIB”)	15–17
Commercial Banking (“CB”)	18–19
Asset & Wealth Management (“AWM”)	20–22
Corporate	23

Credit-Related Information	24–27

Non-GAAP Financial Measures	28
Glossary of Terms and Acronyms (a)

(a)    Refer to the Glossary of Terms and Acronyms on pages 305–311 of JPMorgan Chase & Co.’s (the “Firm’s”) Annual Report on Form 10-K for the year ended December 31, 2020 (the “2020 Form 10-K”) and the Glossary of Terms and Acronyms and Line of Business Metrics on pages 163-168 and pages 169-171, respectively, of the Firm’s Quarterly Report on Form 10-Q for the quarterly period ended March 31,
2021.

JPMORGAN CHASE & CO.
CONSOLIDATED FINANCIAL HIGHLIGHTS
(in millions, except per share and ratio data)

	QUARTERLY TRENDS								SIX MONTHS ENDED JUNE 30,
							2Q21 Change					2021 Change
SELECTED INCOME STATEMENT DATA	2Q21		1Q21	4Q20	3Q20	2Q20	1Q21	2Q20	2021		2020	2020
Reported Basis
Total net revenue (a)	$30,479		$32,266	$29,335	$29,255	$33,075	(6)%	(8)%	$62,745		$61,361	2%
Total noninterest expense	17,667		18,725	16,048	16,875	16,942	(6)	4	36,392		33,733	8
Pre-provision profit (b)	12,812		13,541	13,287	12,380	16,133	(5)	(21)	26,353		27,628	(5)
Provision for credit losses	(2,285)		(4,156)	(1,889)	611	10,473	45	NM	(6,441)		18,758	NM
NET INCOME	11,948		14,300	12,136	9,443	4,687	(16)	155	26,248		7,552	248

Managed Basis (c)
Total net revenue	31,395		33,119	30,161	29,941	33,817	(5)	(7)	64,514		62,827	3
Total noninterest expense	17,667		18,725	16,048	16,875	16,942	(6)	4	36,392		33,733	8
Pre-provision profit (b)	13,728		14,394	14,113	13,066	16,875	(5)	(19)	28,122		29,094	(3)
Provision for credit losses	(2,285)		(4,156)	(1,889)	611	10,473	45	NM	(6,441)		18,758	NM
NET INCOME	11,948		14,300	12,136	9,443	4,687	(16)	155	26,248		7,552	248

EARNINGS PER SHARE DATA
Net income: Basic	$3.79		$4.51	$3.80	$2.93	$1.39	(16)	173	$8.30		$2.17	282
Diluted	3.78		4.50	3.79	2.92	1.38	(16)	174	8.28		2.17	282
Average shares: Basic	3,036.6		3,073.5	3,079.7	3,077.8	3,076.3	(1)	(1)	3,054.9		3,086.1	(1)
Diluted	3,041.9		3,078.9	3,085.1	3,082.8	3,081.0	(1)	(1)	3,060.3		3,090.8	(1)

MARKET AND PER COMMON SHARE DATA
Market capitalization	$464,778		$460,820	$387,492	$293,451	$286,658	1	62	$464,778		$286,658	62
Common shares at period-end	2,988.2		3,027.1	3,049.4	3,048.2	3,047.6	(1)	(2)	2,988.2		3,047.6	(2)
Book value per share	84.85		82.31	81.75	79.08	76.91	3	10	84.85		76.91	10
Tangible book value per share (“TBVPS”) (b)	68.91		66.56	66.11	63.93	61.76	4	12	68.91		61.76	12
Cash dividends declared per share	0.90		0.90	0.90	0.90	0.90	—	—	1.80		1.80	—

FINANCIAL RATIOS (d)
Return on common equity (“ROE”)	18%		23%	19%	15%	7%			21%		6%
Return on tangible common equity (“ROTCE”) (b)	23		29	24	19	9			26		7
Return on assets	1.29		1.61	1.42	1.14	0.58			1.44		0.50

CAPITAL RATIOS (e)
Common equity Tier 1 (“CET1”) capital ratio	13.0%	(f)	13.1%	13.1%	13.1%	12.4%			13.0%	(f)	12.4%
Tier 1 capital ratio	15.1	(f)	15.0	15.0	15.0	14.3			15.1	(f)	14.3
Total capital ratio	17.1	(f)	17.2	17.3	17.3	16.7			17.1	(f)	16.7
Tier 1 leverage ratio	6.6	(f)	6.7	7.0	7.0	6.9			6.6	(f)	6.9
Supplementary leverage ratio (“SLR”)	5.4	(f)	6.7	6.9	7.0	6.8			5.4	(f)	6.8

(a)In the first quarter of 2021, the Firm reclassified certain deferred investment tax credits from accounts payable and other liabilities to other assets to be a reduction to the carrying value of certain tax-oriented investments. The reclassification also resulted in an increase in income tax expense and a corresponding increase in other income, with no effect on net income. Prior-period amounts have been revised to conform with the current presentation, including the Firm’s effective income tax rate. The reclassification did not change the Firm’s results of operations on a managed basis.
(b)Pre-provision profit, TBVPS and ROTCE are each non-GAAP financial measures. Tangible common equity (“TCE”) is also a non-GAAP financial measure; refer to page 9 for a reconciliation of common stockholders’ equity to TCE. Refer to page 28 for a further discussion of these measures.
(c)Refer to Reconciliation from Reported to Managed Basis on page 7 for a further discussion of managed basis.
(d)Quarterly ratios are based upon annualized amounts.
(e)The capital metrics reflect the relief provided by the Federal Reserve Board (the “Federal Reserve”) in response to the COVID-19 pandemic, including the Current Expected Credit Losses ("CECL") capital transition provisions that became effective in the first quarter of 2020. For the periods ended June 30, 2021, March 31, 2021, December 31, 2020, September 30, 2020 and June 30, 2020, the impact of the CECL capital transition provisions resulted in an increase to CET1 capital of $3.8 billion, $4.5 billion, $5.7 billion, $6.4 billion and $6.5 billion, respectively. The SLR prior to the periods ended June 30, 2021 reflects the temporary exclusions of U.S. Treasury securities and deposits at Federal Reserve Banks, which became effective April 1, 2020 and remained in effect through March 31, 2021. Refer to Capital Risk Management on pages 36-41 of the Firm’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2021 for additional information on the Firm’s capital metrics. Refer to Regulatory Developments Relating to the COVID-19 Pandemic on pages 52-53 and Capital Risk Management on pages 91-101 of the Firm’s 2020 Form 10-K for additional information.
(f)Estimated.

JPMORGAN CHASE & CO.
CONSOLIDATED FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio and headcount data)

	QUARTERLY TRENDS							SIX MONTHS ENDED JUNE 30,
						2Q21 Change				2021 Change
	2Q21	1Q21	4Q20	3Q20	2Q20	1Q21	2Q20	2021	2020	2020
SELECTED BALANCE SHEET DATA (period-end)
Total assets (a)	$3,684,256	$3,689,336	$3,384,757	$3,245,061	$3,212,643	—%	15%	$3,684,256	$3,212,643	15%
Loans:
Consumer, excluding credit card loans (b)	329,685	324,908	318,579	322,098	323,198	1	2	329,685	323,198	2
Credit card loans	141,802	132,493	144,216	140,377	141,656	7	—	141,802	141,656	—
Wholesale loans (b)	569,467	553,906	550,058	527,265	544,528	3	5	569,467	544,528	5
Total Loans	1,040,954	1,011,307	1,012,853	989,740	1,009,382	3	3	1,040,954	1,009,382	3

Deposits:
U.S. offices:
Noninterest-bearing	639,114	629,139	572,711	540,116	529,729	2	21	639,114	529,729	21
Interest-bearing	1,281,432	1,266,856	1,197,032	1,117,149	1,061,093	1	21	1,281,432	1,061,093	21
Non-U.S. offices:
Noninterest-bearing	24,723	22,661	23,435	21,406	22,752	9	9	24,723	22,752	9
Interest-bearing	359,948	359,456	351,079	322,745	317,455	—	13	359,948	317,455	13
Total deposits	2,305,217	2,278,112	2,144,257	2,001,416	1,931,029	1	19	2,305,217	1,931,029	19

Long-term debt	299,926	279,427	281,685	279,175	317,003	7	(5)	299,926	317,003	(5)
Common stockholders’ equity	253,548	249,151	249,291	241,050	234,403	2	8	253,548	234,403	8
Total stockholders’ equity	286,386	280,714	279,354	271,113	264,466	2	8	286,386	264,466	8

Loans-to-deposits ratio (b)	45%	44%	47%	49%	52%			45%	52%

Headcount	260,110	259,350	255,351	256,358	256,710	—	1	260,110	256,710	1

95% CONFIDENCE LEVEL - TOTAL VaR (c)
Average VaR	$43	$106	$96	$90	$130	(59)	(67)

LINE OF BUSINESS NET REVENUE (d)
Consumer & Community Banking	$12,760	$12,517	$12,728	$12,895	$12,358	2	3	$25,277	$25,645	(1)
Corporate & Investment Bank	13,214	14,605	11,352	11,546	16,383	(10)	(19)	27,819	26,386	5
Commercial Banking	2,483	2,393	2,463	2,285	2,400	4	3	4,876	4,565	7
Asset & Wealth Management	4,107	4,077	3,867	3,554	3,430	1	20	8,184	6,819	20
Corporate	(1,169)	(473)	(249)	(339)	(754)	(147)	(55)	(1,642)	(588)	(179)
TOTAL NET REVENUE	$31,395	$33,119	$30,161	$29,941	$33,817	(5)	(7)	$64,514	$62,827	3

LINE OF BUSINESS NET INCOME/(LOSS)
Consumer & Community Banking	$5,634	$6,728	$4,325	$3,871	$(176)	(16)	NM	$12,362	$21	NM
Corporate & Investment Bank	4,985	5,740	5,349	4,309	5,451	(13)	(9)	10,725	7,436	44
Commercial Banking	1,420	1,168	2,034	1,086	(681)	22	NM	2,588	(542)	NM
Asset & Wealth Management	1,153	1,244	786	876	661	(7)	74	2,397	1,330	80
Corporate	(1,244)	(580)	(358)	(699)	(568)	(114)	(119)	(1,824)	(693)	(163)
NET INCOME	$11,948	$14,300	$12,136	$9,443	$4,687	(16)	155	$26,248	$7,552	248

In the fourth quarter of 2020, payment processing-only clients along with the associated revenue and expenses were realigned to CIB’s Wholesale Payments business from CCB and CB. Prior-period amounts have been revised to conform with the current presentation. Refer to Business segment changes on page 65 of the Firm’s 2020 Form 10-K for further information.
In the fourth quarter of 2020, the Firm realigned certain wealth management clients from AWM to CCB. Prior-period amounts have been revised to conform with the current presentation. Refer to Business segment changes on page 65 of the Firm’s 2020 Form 10-K for further information.
(a)In the first quarter of 2021, the Firm reclassified certain deferred investment tax credits. Prior-period amounts have been revised to conform with the current presentation. Refer to footnote (a) on page 2 for further information.
(b)In the third quarter of 2020, the Firm reclassified certain fair value option elected lending-related positions from trading assets to loans. Prior-period amounts have been revised to conform with the current presentation.
(c)Effective July 1, 2020, the Firm refined the scope of VaR to exclude certain asset-backed fair value option elected loans, and included them in other sensitivity-based measures to more effectively measure the risk from these loans. In the absence of this refinement, the average Total VaR for the three months ended June 30, 2021, March 31, 2021, December 31, 2020 and September 30, 2020 would have been different by $(1) million, $18 million, $23 million and $12 million, respectively.
(d)Refer to Reconciliation from Reported to Managed Basis on page 7 for a further discussion of managed basis.

JPMORGAN CHASE & CO.
CONSOLIDATED STATEMENTS OF INCOME
(in millions, except per share and ratio data)

	QUARTERLY TRENDS							SIX MONTHS ENDED JUNE 30,
						2Q21 Change				2021 Change
REVENUE	2Q21	1Q21	4Q20	3Q20	2Q20	1Q21	2Q20	2021	2020	2020
Investment banking fees	$3,470	$2,970	$2,583	$2,187	$2,850	17%	22%	$6,440	$4,716	37%
Principal transactions	4,076	6,500	3,321	4,142	7,621	(37)	(47)	10,576	10,558	—
Lending- and deposit-related fees	1,760	1,687	1,727	1,647	1,431	4	23	3,447	3,137	10
Asset management, administration and commissions	5,194	5,029	4,901	4,470	4,266	3	22	10,223	8,806	16
Investment securities gains/(losses)	(155)	14	70	473	26	NM	NM	(141)	259	NM
Mortgage fees and related income	551	704	767	1,087	917	(22)	(40)	1,255	1,237	1
Card income	1,647	1,350	1,297	1,169	974	22	69	2,997	1,969	52
Other income (a)	1,195	1,123	1,411	1,067	1,137	6	5	2,318	2,387	(3)
Noninterest revenue	17,738	19,377	16,077	16,242	19,222	(8)	(8)	37,115	33,069	12
Interest income	14,094	14,271	14,550	14,700	16,112	(1)	(13)	28,365	35,273	(20)
Interest expense	1,353	1,382	1,292	1,687	2,259	(2)	(40)	2,735	6,981	(61)
Net interest income	12,741	12,889	13,258	13,013	13,853	(1)	(8)	25,630	28,292	(9)
TOTAL NET REVENUE	30,479	32,266	29,335	29,255	33,075	(6)	(8)	62,745	61,361	2

Provision for credit losses	(2,285)	(4,156)	(1,889)	611	10,473	45	NM	(6,441)	18,758	NM

NONINTEREST EXPENSE
Compensation expense	9,814	10,601	7,954	8,630	9,509	(7)	3	20,415	18,404	11
Occupancy expense	1,090	1,115	1,161	1,142	1,080	(2)	1	2,205	2,146	3
Technology, communications and equipment expense	2,488	2,519	2,606	2,564	2,590	(1)	(4)	5,007	5,168	(3)
Professional and outside services	2,385	2,203	2,259	2,178	1,999	8	19	4,588	4,027	14
Marketing	626	751	725	470	481	(17)	30	1,377	1,281	7
Other expense (b)	1,264	1,536	1,343	1,891	1,283	(18)	(1)	2,800	2,707	3
TOTAL NONINTEREST EXPENSE	17,667	18,725	16,048	16,875	16,942	(6)	4	36,392	33,733	8
Income before income tax expense	15,097	17,697	15,176	11,769	5,660	(15)	167	32,794	8,870	270
Income tax expense (a)	3,149	3,397	3,040	2,326	973	(7)	224	6,546	1,318	397
NET INCOME	$11,948	$14,300	$12,136	$9,443	$4,687	(16)	155	$26,248	$7,552	248

NET INCOME PER COMMON SHARE DATA
Basic earnings per share	$3.79	$4.51	$3.80	$2.93	$1.39	(16)	173	$8.30	$2.17	282
Diluted earnings per share	3.78	4.50	3.79	2.92	1.38	(16)	174	8.28	2.17	282

FINANCIAL RATIOS
Return on common equity (c)	18%	23%	19%	15%	7%			21%	6%
Return on tangible common equity (c)(d)	23	29	24	19	9			26	7
Return on assets (c)	1.29	1.61	1.42	1.14	0.58			1.44	0.50
Effective income tax rate (a)	20.9	19.2	20.0	19.8	17.2			20.0	14.9
Overhead ratio	58	58	55	58	51			58	55

(a)In the first quarter of 2021, the Firm reclassified certain deferred investment tax credits. Prior-period amounts have been revised to conform with the current presentation. Refer to footnote (a) on page 2 for further information.
(b)Included Firmwide legal expense of $185 million, $28 million, $276 million, $524 million and $118 million for the three months ended June 30, 2021, March 31, 2021, December 31, 2020, September 30, 2020 and June 30, 2020, respectively, and $213 million and $315 million for the six months ended June 30, 2021 and June 30, 2020 respectively.
(c)Quarterly ratios are based upon annualized amounts.
(d)Refer to page 28 for further discussion of ROTCE.

JPMORGAN CHASE & CO.
CONSOLIDATED BALANCE SHEETS
(in millions)
						Jun 30, 2021
						Change
	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Jun 30,
	2021	2021	2020	2020	2020	2021	2020
ASSETS
Cash and due from banks	$26,592	$25,397	$24,874	$20,816	$20,544	5%	29%
Deposits with banks	678,829	685,675	502,735	466,706	473,185	(1)	43
Federal funds sold and securities purchased under
resale agreements	260,987	272,481	296,284	319,849	256,980	(4)	2
Securities borrowed	186,376	179,516	160,635	142,441	142,704	4	31
Trading assets:
Debt and equity instruments (a)	449,877	470,933	423,496	429,196	416,870	(4)	8
Derivative receivables	70,711	73,119	79,630	76,626	74,846	(3)	(6)
Available-for-sale (“AFS”) securities	232,161	379,942	388,178	389,583	485,883	(39)	(52)
Held-to-maturity (”HTM”) securities, net of allowance for credit losses	341,476	217,452	201,821	141,553	72,908	57	368
Investment securities, net of allowance for credit losses (b)	573,637	597,394	589,999	531,136	558,791	(4)	3
Loans (a)	1,040,954	1,011,307	1,012,853	989,740	1,009,382	3	3
Less: Allowance for loan losses	19,500	23,001	28,328	30,814	31,591	(15)	(38)
Loans, net of allowance for loan losses	1,021,454	988,306	984,525	958,926	977,791	3	4
Accrued interest and accounts receivable	125,253	114,754	90,503	76,945	72,260	9	73
Premises and equipment	26,631	26,926	27,109	26,672	26,301	(1)	1
Goodwill, MSRs and other intangible assets	54,655	54,588	53,428	51,594	51,669	—	6
Other assets (a)(c)	209,254	200,247	151,539	144,154	140,702	4	49
TOTAL ASSETS	$3,684,256	$3,689,336	$3,384,757	$3,245,061	$3,212,643	—	15

LIABILITIES
Deposits	$2,305,217	$2,278,112	$2,144,257	$2,001,416	$1,931,029	1	19
Federal funds purchased and securities loaned or sold
under repurchase agreements	245,437	304,019	215,209	236,440	235,647	(19)	4
Short-term borrowings	51,938	54,978	45,208	41,992	48,014	(6)	8
Trading liabilities:
Debt and equity instruments	127,822	130,909	99,558	104,835	107,735	(2)	19
Derivative payables	56,045	60,440	70,623	57,658	57,477	(7)	(2)
Accounts payable and other liabilities (c)	297,082	285,066	231,285	233,241	230,444	4	29
Beneficial interests issued by consolidated VIEs	14,403	15,671	17,578	19,191	20,828	(8)	(31)
Long-term debt	299,926	279,427	281,685	279,175	317,003	7	(5)
TOTAL LIABILITIES	3,397,870	3,408,622	3,105,403	2,973,948	2,948,177	—	15

STOCKHOLDERS’ EQUITY
Preferred stock	32,838	31,563	30,063	30,063	30,063	4	9
Common stock	4,105	4,105	4,105	4,105	4,105	—	—
Additional paid-in capital	88,194	88,005	88,394	88,289	88,125	—	—
Retained earnings	256,983	248,151	236,990	228,014	221,732	4	16
Accumulated other comprehensive income/(loss)	2,570	1,041	7,986	8,940	8,789	147	(71)
Shares held in RSU Trust, at cost	—	—	—	(11)	(11)	—	NM
Treasury stock, at cost	(98,304)	(92,151)	(88,184)	(88,287)	(88,337)	(7)	(11)
TOTAL STOCKHOLDERS’ EQUITY	286,386	280,714	279,354	271,113	264,466	2	8
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$3,684,256	$3,689,336	$3,384,757	$3,245,061	$3,212,643	—	15

(a)In the third quarter of 2020, the Firm reclassified certain fair value option elected lending-related positions from trading assets to loans and other assets. Prior-period amounts have been revised to conform with the current presentation.
(b)At June 30, 2021, March 31, 2021, December 31, 2020, September 30, 2020 and June 30, 2020, the allowance for credit losses on investment securities was $87 million, $94 million, $78 million, $120 million and $23 million, respectively.
(c)In the first quarter of 2021, the Firm reclassified certain deferred investment tax credits. Prior-period amounts have been revised to conform with the current presentation. Refer to footnote (a) on page 2 for further information.

JPMORGAN CHASE & CO.
CONDENSED AVERAGE BALANCE SHEETS AND ANNUALIZED YIELDS
(in millions, except rates)
	QUARTERLY TRENDS							SIX MONTHS ENDED JUNE 30,
						2Q21 Change				2021 Change
AVERAGE BALANCES	2Q21	1Q21	4Q20	3Q20	2Q20	1Q21	2Q20	2021	2020	2020
ASSETS
Deposits with banks	$721,214	$631,606	$507,194	$509,979	$477,895	14%	51%	$676,658	$378,821	79%
Federal funds sold and securities purchased under resale agreements	255,831	289,763	327,504	277,899	244,306	(12)	5	272,704	248,855	10
Securities borrowed	190,785	175,019	149,146	147,184	141,328	9	35	182,945	138,728	32
Trading assets - debt instruments (a)	277,024	322,648	319,585	322,321	345,073	(14)	(20)	299,710	324,940	(8)
Investment securities	585,084	582,460	568,354	548,544	500,254	—	17	583,779	460,891	27
Loans (a)	1,024,633	1,013,524	996,367	991,241	1,029,513	1	—	1,019,109	1,015,509	—
All other interest-earning assets (a)(b)	122,624	111,549	87,496	77,806	81,320	10	51	117,117	74,875	56
Total interest-earning assets	3,177,195	3,126,569	2,955,646	2,874,974	2,819,689	2	13	3,152,022	2,642,619	19
Trading assets - equity and other instruments	195,038	159,727	138,477	119,905	99,115	22	97	177,480	106,797	66
Trading assets - derivative receivables	74,462	79,013	79,300	81,300	79,298	(6)	(6)	76,725	72,803	5
All other noninterest-earning assets (a)(c)	281,992	247,532	225,290	212,939	230,227	14	22	264,857	236,607	12
TOTAL ASSETS	$3,728,687	$3,612,841	$3,398,713	$3,289,118	$3,228,329	3	15	$3,671,084	$3,058,826	20
LIABILITIES
Interest-bearing deposits	$1,669,376	$1,610,467	$1,529,066	$1,434,034	$1,375,213	4	21	$1,640,085	$1,295,884	27
Federal funds purchased and securities loaned or
sold under repurchase agreements	261,343	301,386	247,276	253,779	276,815	(13)	(6)	281,254	260,368	8
Short-term borrowings (d)	46,185	42,031	36,183	36,697	45,297	10	2	44,120	41,292	7
Trading liabilities - debt and all other interest-bearing liabilities (e)	246,666	230,922	213,989	206,643	207,322	7	19	238,836	200,138	19
Beneficial interests issued by consolidated VIEs	15,117	17,185	18,647	19,838	20,331	(12)	(26)	16,145	19,189	(16)
Long-term debt	248,552	239,398	237,144	267,175	269,336	4	(8)	244,000	256,666	(5)
Total interest-bearing liabilities	2,487,239	2,441,389	2,282,305	2,218,166	2,194,314	2	13	2,464,440	2,073,537	19
Noninterest-bearing deposits	654,419	614,165	582,517	551,565	515,304	7	27	634,403	467,467	36
Trading liabilities - equity and other instruments	35,397	35,029	33,732	32,256	33,797	1	5	35,214	32,259	9
Trading liabilities - derivative payables	62,533	67,960	63,551	64,599	63,178	(8)	(1)	65,231	59,084	10
All other noninterest-bearing liabilities (c)	205,584	178,444	164,873	155,672	157,265	15	31	192,091	162,276	18
TOTAL LIABILITIES	3,445,172	3,336,987	3,126,978	3,022,258	2,963,858	3	16	3,391,379	2,794,623	21
Preferred stock	32,666	30,312	30,063	30,063	30,063	8	9	31,496	29,734	6
Common stockholders’ equity	250,849	245,542	241,672	236,797	234,408	2	7	248,209	234,469	6
TOTAL STOCKHOLDERS’ EQUITY	283,515	275,854	271,735	266,860	264,471	3	7	279,705	264,203	6
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$3,728,687	$3,612,841	$3,398,713	$3,289,118	$3,228,329	3	15	$3,671,084	$3,058,826	20

AVERAGE RATES (f)
INTEREST-EARNING ASSETS
Deposits with banks	0.06%	0.04%	0.03%	0.05%	0.06%			0.05%	0.34%
Federal funds sold and securities purchased under resale agreements	0.27	0.33	0.41	0.57	0.99			0.30	1.37
Securities borrowed (g)	(0.19)	(0.18)	(0.40)	(0.35)	(0.50)			(0.18)	(0.03)
Trading assets - debt instruments (a)	2.49	2.25	2.32	2.29	2.42			2.36	2.57
Investment securities	1.31	1.36	1.39	1.58	2.03			1.34	2.24
Loans (a)	3.98	4.09	4.14	4.11	4.27			4.04	4.61
All other interest-earning assets (a)(b)	0.66	0.72	0.89	0.94	0.99			0.69	1.73
Total interest-earning assets	1.79	1.87	1.97	2.05	2.31			1.83	2.70

INTEREST-BEARING LIABILITIES
Interest-bearing deposits	0.03	0.04	0.05	0.07	0.10			0.03	0.30
Federal funds purchased and securities loaned or
sold under repurchase agreements	0.09	0.02	0.06	0.17	0.19			0.05	0.71
Short-term borrowings (d)	0.30	0.31	0.40	0.65	1.11			0.31	1.34
Trading liabilities - debt and all other interest-bearing liabilities (e)(g)	0.08	0.05	(0.15)	(0.10)	(0.08)			0.07	0.33
Beneficial interests issued by consolidated VIEs	0.55	0.64	0.65	0.71	1.15			0.60	1.56
Long-term debt	1.70	1.92	1.82	1.93	2.45			1.81	2.65
Total interest-bearing liabilities	0.22	0.23	0.23	0.30	0.41			0.22	0.68

INTEREST RATE SPREAD	1.57%	1.64%	1.74%	1.75%	1.90%			1.61%	2.02%
NET YIELD ON INTEREST-EARNING ASSETS	1.62%	1.69%	1.80%	1.82%	1.99%			1.65%	2.17%
Memo: Net yield on interest-earning assets excluding CIB Markets (h)	1.90%	1.93%	2.01%	2.05%	2.27%			1.92%	2.61%
(a)    In the third quarter of 2020, the Firm reclassified certain fair value option elected lending-related positions from trading assets to loans and other assets. Prior-period amounts have been revised to conform with the current presentation.
(b)    Includes brokerage-related held-for-investment customer receivables, which are classified in accrued interest and accounts receivable, and all other interest-earning assets, which are classified in other assets on the Consolidated Balance Sheets.
(c)    In the first quarter of 2021, the Firm reclassified certain deferred investment tax credits. Prior-period amounts have been revised to conform with the current presentation. Refer to footnote (a) on page 2 for further information.
(d)    Includes commercial paper.
(e)    All other interest-bearing liabilities include brokerage-related customer payables.
(f)    Interest includes the effect of related hedging derivatives. Taxable-equivalent amounts are used where applicable.
(g)    Negative interest income and yields are related to the impact of current interest rates combined with the fees paid on client-driven securities borrowed balances. The negative interest expense related to prime brokerage customer payables is recognized in interest expense and reported within trading liabilities - debt and all other liabilities.
(h)    Net yield on interest-earning assets excluding CIB Markets is a non-GAAP financial measure. Refer to page 28 for a further discussion of this measure.

JPMORGAN CHASE & CO.
RECONCILIATION FROM REPORTED TO MANAGED BASIS
(in millions, except ratios)

The Firm prepares its Consolidated Financial Statements using accounting principles generally accepted in the U.S. (“U.S. GAAP”). That presentation, which is referred to as “reported” basis, provides the reader with an understanding of the Firm’s results that can be tracked consistently from year-to-year and enables a comparison of the Firm’s performance with other companies’ U.S. GAAP financial statements. In addition to analyzing the Firm’s results on a reported basis, management reviews Firmwide results, including the overhead ratio, on a “managed” basis; these Firmwide managed basis results are non-GAAP financial measures. The Firm also reviews the results of the lines of business on a managed basis. Refer to the notes on Non-GAAP Financial Measures on page 28 for additional information on managed basis.

The following summary table provides a reconciliation from reported U.S. GAAP results to managed basis.

	QUARTERLY TRENDS							SIX MONTHS ENDED JUNE 30,
						2Q21 Change				2021 Change
	2Q21	1Q21	4Q20	3Q20	2Q20	1Q21	2Q20	2021	2020	2020
OTHER INCOME
Other income - reported (a)	$1,195	$1,123	$1,411	$1,067	$1,137	6%	5%	$2,318	$2,387	(3)%
Fully taxable-equivalent adjustments (a)(b)	807	744	729	582	635	8	27	1,551	1,249	24
Other income - managed	$2,002	$1,867	$2,140	$1,649	$1,772	7	13	$3,869	$3,636	6

TOTAL NONINTEREST REVENUE
Total noninterest revenue - reported	$17,738	$19,377	$16,077	$16,242	$19,222	(8)	(8)	$37,115	$33,069	12
Fully taxable-equivalent adjustments	807	744	729	582	635	8	27	1,551	1,249	24
Total noninterest revenue - managed	$18,545	$20,121	$16,806	$16,824	$19,857	(8)	(7)	$38,666	$34,318	13

NET INTEREST INCOME
Net interest income - reported	$12,741	$12,889	$13,258	$13,013	$13,853	(1)	(8)	$25,630	$28,292	(9)
Fully taxable-equivalent adjustments (b)	109	109	97	104	107	—	2	218	217	—
Net interest income - managed	$12,850	$12,998	$13,355	$13,117	$13,960	(1)	(8)	$25,848	$28,509	(9)

TOTAL NET REVENUE
Total net revenue - reported	$30,479	$32,266	$29,335	$29,255	$33,075	(6)	(8)	$62,745	$61,361	2
Fully taxable-equivalent adjustments	916	853	826	686	742	7	23	1,769	1,466	21
Total net revenue - managed	$31,395	$33,119	$30,161	$29,941	$33,817	(5)	(7)	$64,514	$62,827	3

PRE-PROVISION PROFIT
Pre-provision profit - reported	$12,812	$13,541	$13,287	$12,380	$16,133	(5)	(21)	$26,353	$27,628	(5)
Fully taxable-equivalent adjustments	916	853	826	686	742	7	23	1,769	1,466	21
Pre-provision profit - managed	$13,728	$14,394	$14,113	$13,066	$16,875	(5)	(19)	$28,122	$29,094	(3)

INCOME BEFORE INCOME TAX EXPENSE
Income before income tax expense - reported	$15,097	$17,697	$15,176	$11,769	$5,660	(15)	167	$32,794	$8,870	270
Fully taxable-equivalent adjustments	916	853	826	686	742	7	23	1,769	1,466	21
Income before income tax expense - managed	$16,013	$18,550	$16,002	$12,455	$6,402	(14)	150	$34,563	$10,336	234

INCOME TAX EXPENSE
Income tax expense - reported (a)	$3,149	$3,397	$3,040	$2,326	$973	(7)	224	$6,546	$1,318	397
Fully taxable-equivalent adjustments (a)(b)	916	853	826	686	742	7	23	1,769	1,466	21
Income tax expense - managed	$4,065	$4,250	$3,866	$3,012	$1,715	(4)	137	$8,315	$2,784	199

OVERHEAD RATIO
Overhead ratio - reported	58%	58%	55%	58%	51%			58%	55%
Overhead ratio - managed	56	57	53	56	50			56	54

(a)In the first quarter of 2021, the Firm reclassified certain deferred investment tax credits. Prior-period amounts have been revised to conform with the current presentation. Refer to footnote (a) on page 2 for further information.
(b)Predominantly recognized in CIB, CB and Corporate.

JPMORGAN CHASE & CO.
SEGMENT RESULTS - MANAGED BASIS
(in millions)

	QUARTERLY TRENDS							SIX MONTHS ENDED JUNE 30,
						2Q21 Change				2021 Change
	2Q21	1Q21	4Q20	3Q20	2Q20	1Q21	2Q20	2021	2020	2020
TOTAL NET REVENUE (fully taxable-equivalent (“FTE”))
Consumer & Community Banking	$12,760	$12,517	$12,728	$12,895	$12,358	2%	3%	$25,277	$25,645	(1)%
Corporate & Investment Bank	13,214	14,605	11,352	11,546	16,383	(10)	(19)	27,819	26,386	5
Commercial Banking	2,483	2,393	2,463	2,285	2,400	4	3	4,876	4,565	7
Asset & Wealth Management	4,107	4,077	3,867	3,554	3,430	1	20	8,184	6,819	20
Corporate	(1,169)	(473)	(249)	(339)	(754)	(147)	(55)	(1,642)	(588)	(179)
TOTAL NET REVENUE	$31,395	$33,119	$30,161	$29,941	$33,817	(5)	(7)	$64,514	$62,827	3

TOTAL NONINTEREST EXPENSE
Consumer & Community Banking	$7,062	$7,202	$7,042	$6,912	$6,767	(2)	4	$14,264	$14,036	2
Corporate & Investment Bank	6,523	7,104	4,939	5,832	6,812	(8)	(4)	13,627	12,767	7
Commercial Banking	981	969	950	969	893	1	10	1,950	1,879	4
Asset & Wealth Management	2,586	2,574	2,756	2,443	2,323	—	11	5,160	4,758	8
Corporate	515	876	361	719	147	(41)	250	1,391	293	375
TOTAL NONINTEREST EXPENSE	$17,667	$18,725	$16,048	$16,875	$16,942	(6)	4	$36,392	$33,733	8

PRE-PROVISION PROFIT/(LOSS)
Consumer & Community Banking	$5,698	$5,315	$5,686	$5,983	$5,591	7	2	$11,013	$11,609	(5)
Corporate & Investment Bank	6,691	7,501	6,413	5,714	9,571	(11)	(30)	14,192	13,619	4
Commercial Banking	1,502	1,424	1,513	1,316	1,507	5	—	2,926	2,686	9
Asset & Wealth Management	1,521	1,503	1,111	1,111	1,107	1	37	3,024	2,061	47
Corporate	(1,684)	(1,349)	(610)	(1,058)	(901)	(25)	(87)	(3,033)	(881)	(244)
PRE-PROVISION PROFIT	$13,728	$14,394	$14,113	$13,066	$16,875	(5)	(19)	$28,122	$29,094	(3)

PROVISION FOR CREDIT LOSSES
Consumer & Community Banking	$(1,868)	$(3,602)	$(83)	$795	$5,828	48	NM	$(5,470)	$11,600	NM
Corporate & Investment Bank	(79)	(331)	(581)	(81)	1,987	76	NM	(410)	3,388	NM
Commercial Banking	(377)	(118)	(1,181)	(147)	2,431	(219)	NM	(495)	3,441	NM
Asset & Wealth Management	(10)	(121)	(2)	(52)	223	92	NM	(131)	317	NM
Corporate	49	16	(42)	96	4	206	NM	65	12	442
PROVISION FOR CREDIT LOSSES	$(2,285)	$(4,156)	$(1,889)	$611	$10,473	45	NM	$(6,441)	$18,758	NM

NET INCOME/(LOSS)
Consumer & Community Banking	$5,634	$6,728	$4,325	$3,871	$(176)	(16)	NM	$12,362	$21	NM
Corporate & Investment Bank	4,985	5,740	5,349	4,309	5,451	(13)	(9)	10,725	7,436	44
Commercial Banking	1,420	1,168	2,034	1,086	(681)	22	NM	2,588	(542)	NM
Asset & Wealth Management	1,153	1,244	786	876	661	(7)	74	2,397	1,330	80
Corporate	(1,244)	(580)	(358)	(699)	(568)	(114)	(119)	(1,824)	(693)	(163)
TOTAL NET INCOME	$11,948	$14,300	$12,136	$9,443	$4,687	(16)	155	$26,248	$7,552	248

In the fourth quarter of 2020, payment processing-only clients along with the associated revenue and expenses were realigned to CIB’s Wholesale Payments business from CCB and CB. Prior-period amounts have been revised to conform with the current presentation. Refer to Business segment changes on page 65 of the Firm’s 2020 Form 10-K for further information.
In the fourth quarter of 2020, the Firm realigned certain wealth management clients from AWM to CCB. Prior-period amounts have been revised to conform with the current presentation. Refer to Business segment changes on page 65 of the Firm’s 2020 Form 10-K for further information.

JPMORGAN CHASE & CO.
CAPITAL AND OTHER SELECTED BALANCE SHEET ITEMS
(in millions, except ratio data)

							Jun 30, 2021
							Change		SIX MONTHS ENDED JUNE 30,
	Jun 30,		Mar 31,	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Jun 30,			2021 Change
	2021		2021	2020	2020	2020	2021	2020	2021	2020	2020
CAPITAL (a)
Risk-based capital metrics
Standardized
CET1 capital	$209,030	(e)	$206,078	$205,078	$197,719	$190,867	1%	10%
Tier 1 capital	241,379	(e)	237,333	234,844	227,486	220,674	2	9
Total capital	274,468	(e)	271,407	269,923	262,397	256,667	1	7
Risk-weighted assets	1,602,908	(e)	1,577,007	1,560,609	1,514,509	1,541,365	2	4
CET1 capital ratio	13.0%	(e)	13.1%	13.1%	13.1%	12.4%
Tier 1 capital ratio	15.1	(e)	15.0	15.0	15.0	14.3
Total capital ratio	17.1	(e)	17.2	17.3	17.3	16.7

Advanced
CET1 capital	$209,030	(e)	$206,078	$205,078	$197,719	$190,867	1	10
Tier 1 capital	241,379	(e)	237,333	234,844	227,486	220,674	2	9
Total capital	262,389	(e)	258,635	257,228	249,947	244,112	1	7
Risk-weighted assets	1,514,801	(e)	1,503,828	1,484,431	1,429,334	1,450,587	1	4
CET1 capital ratio	13.8%	(e)	13.7%	13.8%	13.8%	13.2%
Tier 1 capital ratio	15.9	(e)	15.8	15.8	15.9	15.2
Total capital ratio	17.3	(e)	17.2	17.3	17.5	16.8

Leverage-based capital metrics
Adjusted average assets (b)	$3,680,851	(e)	$3,565,545	$3,353,319	$3,243,290	$3,176,729	3	16
Tier 1 leverage ratio	6.6%	(e)	6.7%	7.0%	7.0%	6.9%

Total leverage exposure	4,456,413	(e)	3,522,629	3,401,542	3,247,392	3,228,424	27	38
SLR	5.4%	(e)	6.7%	6.9%	7.0%	6.8%

TANGIBLE COMMON EQUITY (period-end) (c)
Common stockholders’ equity	$253,548		$249,151	$249,291	$241,050	$234,403	2	8
Less: Goodwill	49,256		49,243	49,248	47,819	47,811	—	3
Less: Other intangible assets	850		875	904	759	778	(3)	9
Add: Certain deferred tax liabilities (d)	2,461		2,457	2,453	2,405	2,397	—	3
Total tangible common equity	$205,903		$201,490	$201,592	$194,877	$188,211	2	9

TANGIBLE COMMON EQUITY (average) (c)
Common stockholders’ equity	$250,849		$245,542	$241,672	$236,797	$234,408	2	7	$248,209	$234,469	6%
Less: Goodwill	49,260		49,249	47,842	47,820	47,805	—	3	49,254	47,808	3
Less: Other intangible assets	864		891	752	769	791	(3)	9	877	802	9
Add: Certain deferred tax liabilities (d)	2,459		2,455	2,416	2,401	2,393	—	3	2,457	2,388	3
Total tangible common equity	$203,184		$197,857	$195,494	$190,609	$188,205	3	8	$200,535	$188,247	7

INTANGIBLE ASSETS (period-end)
Goodwill	$49,256		$49,243	$49,248	$47,819	$47,811	—	3
Mortgage servicing rights	4,549		4,470	3,276	3,016	3,080	2	48
Other intangible assets	850		875	904	759	778	(3)	9
Total intangible assets	$54,655		$54,588	$53,428	$51,594	$51,669	—	6

(a)The capital metrics reflect the relief provided by the Federal Reserve Board in response to the COVID-19 pandemic, including the CECL capital transition provisions that became effective in the first quarter of 2020. For the periods ended June 30, 2021, March 31, 2021, December 31, 2020, September 30, 2020 and June 30, 2020, the impact of the CECL capital transition provisions resulted in an increase to CET1 capital of $3.8 billion, $4.5 billion, $5.7 billion, $6.4 billion and $6.5 billion, respectively. The SLR prior to the periods ended June 30, 2021 reflects the temporary exclusions of U.S. Treasury securities and deposits at Federal Reserve Banks, which became effective April 1, 2020 and remained in effect through March 31, 2021. Refer to Capital Risk Management on pages 36-41 of the Firm’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2021 for additional information on the Firm’s capital metrics. Refer to Regulatory Developments Relating to the COVID-19 Pandemic on pages 52-53 and Capital Risk Management on pages 91-101 of the Firm’s 2020 Form 10-K for additional information.
(b)Adjusted average assets, for purposes of calculating the leverage ratios, includes total quarterly average assets adjusted for on-balance sheet assets that are subject to deduction from Tier 1 capital, predominantly goodwill and other intangible assets.
(c)Refer to page 28 for further discussion of TCE.
(d)Represents deferred tax liabilities related to tax-deductible goodwill and to identifiable intangibles created in nontaxable transactions, which are netted against goodwill and other intangibles when calculating TCE.
(e)Estimated.

JPMORGAN CHASE & CO.
EARNINGS PER SHARE AND RELATED INFORMATION
(in millions, except per share and ratio data)

	QUARTERLY TRENDS							SIX MONTHS ENDED JUNE 30,
						2Q21 Change				2021 Change
	2Q21	1Q21	4Q20	3Q20	2Q20	1Q21	2Q20	2021	2020	2020
EARNINGS PER SHARE
Basic earnings per share
Net income	$11,948	$14,300	$12,136	$9,443	$4,687	(16)%	155%	$26,248	$7,552	248%
Less: Preferred stock dividends	393	379	380	381	401	4	(2)	772	822	(6)
Net income applicable to common equity	11,555	13,921	11,756	9,062	4,286	(17)	170	25,476	6,730	279
Less: Dividends and undistributed earnings allocated to
participating securities	59	70	57	47	21	(16)	181	130	32	306
Net income applicable to common stockholders	$11,496	$13,851	$11,699	$9,015	$4,265	(17)	170	$25,346	$6,698	278

Total weighted-average basic shares outstanding	3,036.6	3,073.5	3,079.7	3,077.8	3,076.3	(1)	(1)	3,054.9	3,086.1	(1)
Net income per share	$3.79	$4.51	$3.80	$2.93	$1.39	(16)	173	$8.30	$2.17	282

Diluted earnings per share
Net income applicable to common stockholders	$11,496	$13,851	$11,699	$9,015	$4,265	(17)	170	$25,346	$6,698	278
Total weighted-average basic shares outstanding	3,036.6	3,073.5	3,079.7	3,077.8	3,076.3	(1)	(1)	3,054.9	3,086.1	(1)
Add: Dilutive impact of stock appreciation rights (“SARs”) and employee stock options, unvested performance share units (“PSUs”) and nondividend-earning restricted stock units (“RSUs”)	5.3	5.4	5.4	5.0	4.7	(2)	13	5.4	4.7	15
Total weighted-average diluted shares outstanding	3,041.9	3,078.9	3,085.1	3,082.8	3,081.0	(1)	(1)	3,060.3	3,090.8	(1)
Net income per share	$3.78	$4.50	$3.79	$2.92	$1.38	(16)	174	$8.28	$2.17	282

COMMON DIVIDENDS
Cash dividends declared per share	$0.90	$0.90	$0.90	$0.90	$0.90	—	—	$1.80	$1.80	—
Dividend payout ratio	24%	20%	24%	31%	65%			22%	83%

COMMON SHARE REPURCHASE PROGRAM (a)
Total shares of common stock repurchased	39.5	34.7	—	—	—	14	NM	74.2	50.0	48
Average price paid per share of common stock	$156.83	$144.25	$—	$—	$—	9	NM	$150.95	$127.92	18
Aggregate repurchases of common stock	6,201	4,999	—	—	—	24	NM	11,200	6,397	75

EMPLOYEE ISSUANCE
Shares issued from treasury stock related to employee
stock-based compensation awards and employee stock
purchase plans	0.6	12.3	1.5	0.6	0.8	(95)	(25)	12.9	13.8	(7)
Net impact of employee issuances on stockholders’ equity (b)	$276	$667	$217	$263	$325	(59)	(15)	$943	$723	30

(a)On March 15, 2020, in response to the economic disruptions caused by the COVID-19 pandemic, the Firm temporarily suspended repurchases of its common stock. Subsequently, the Federal Reserve directed all large banks, including the Firm, to discontinue net share repurchases through the end of 2020. On December 18, 2020, the Federal Reserve announced that all large banks, including the Firm, could resume share repurchases commencing in the first quarter of 2021, subject to certain restrictions; the restrictions were extended and expired at the end of the second quarter of 2021. The Firm’s Board of Directors authorized a new common share repurchase program for up to $30 billion.
(b)The net impact of employee issuances on stockholders’ equity is driven by the cost of equity compensation awards that is recognized over the applicable vesting periods. The cost is partially offset by tax impacts related to the distribution of shares and the exercise of employee stock options and SARs.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS
(in millions, except ratio data)

	QUARTERLY TRENDS							SIX MONTHS ENDED JUNE 30,
						2Q21 Change				2021 Change
	2Q21	1Q21	4Q20	3Q20	2Q20	1Q21	2Q20	2021	2020	2020
INCOME STATEMENT
REVENUE
Lending- and deposit-related fees	$753	$742	$806	$771	$617	1%	22%	$1,495	$1,589	(6)%
Asset management, administration and commissions	866	805	735	703	634	8	37	1,671	1,342	25
Mortgage fees and related income	548	703	766	1,076	917	(22)	(40)	1,251	1,237	1
Card income	1,238	999	923	826	667	24	86	2,237	1,319	70
All other income	1,321	1,339	1,328	1,487	1,387	(1)	(5)	2,660	2,832	(6)
Noninterest revenue	4,726	4,588	4,558	4,863	4,222	3	12	9,314	8,319	12
Net interest income	8,034	7,929	8,170	8,032	8,136	1	(1)	15,963	17,326	(8)
TOTAL NET REVENUE	12,760	12,517	12,728	12,895	12,358	2	3	25,277	25,645	(1)

Provision for credit losses	(1,868)	(3,602)	(83)	795	5,828	48	NM	(5,470)	11,600	NM

NONINTEREST EXPENSE
Compensation expense	2,977	2,976	2,734	2,804	2,694	—	11	5,953	5,476	9
Noncompensation expense (a)	4,085	4,226	4,308	4,108	4,073	(3)	—	8,311	8,560	(3)
TOTAL NONINTEREST EXPENSE	7,062	7,202	7,042	6,912	6,767	(2)	4	14,264	14,036	2

Income/(loss) before income tax expense/(benefit)	7,566	8,917	5,769	5,188	(237)	(15)	NM	16,483	9	NM
Income tax expense/(benefit)	1,932	2,189	1,444	1,317	(61)	(12)	NM	4,121	(12)	NM
NET INCOME/(LOSS)	$5,634	$6,728	$4,325	$3,871	$(176)	(16)	NM	$12,362	$21	NM

REVENUE BY LINE OF BUSINESS
Consumer & Business Banking	$6,016	$5,635	$5,744	$5,697	$5,248	7	15	$11,651	$11,514	1
Home Lending	1,349	1,458	1,456	1,714	1,687	(7)	(20)	2,807	2,848	(1)
Card & Auto	5,395	5,424	5,528	5,484	5,423	(1)	(1)	10,819	11,283	(4)

MORTGAGE FEES AND RELATED INCOME DETAILS
Production revenue	517	757	803	765	742	(32)	(30)	1,274	1,061	20
Net mortgage servicing revenue (b)	31	(54)	(37)	311	175	NM	(82)	(23)	176	NM
Mortgage fees and related income	$548	$703	$766	$1,076	$917	(22)	(40)	$1,251	$1,237	1

FINANCIAL RATIOS
ROE	44%	54%	32%	29%	(2)%			49%	(1)%
Overhead ratio	55	58	55	54	55			56	55

In the fourth quarter of 2020, payment processing-only clients along with the associated revenue and expenses were realigned to CIB’s Wholesale Payments business from CCB and CB. Prior-period amounts have been revised to conform with the current presentation. Refer to Business segment changes on page 65 of the Firm’s 2020 Form 10-K for further information.
In the fourth quarter of 2020, the Firm realigned certain wealth management clients from AWM to CCB. Prior-period amounts have been revised to conform with the current presentation. Refer to Business segment changes on page 65 of the Firm’s 2020 Form 10-K for further information.
(a)Included depreciation expense on leased assets of $856 million, $916 million, $975 million, $1.0 billion and $1.1 billion for the three months ended June 30, 2021, March 31, 2021, December 31, 2020, September 30, 2020 and June 30, 2020, respectively, and $1.8 billion and $2.2 billion for the six months ended June 30, 2021 and 2020, respectively.
(b)Included MSR risk management results of $(103) million, $(115) million, $(152) million, $145 million and $79 million for the three months ended June 30, 2021, March 31, 2021, December 31, 2020, September 30, 2020 and June 30, 2020, respectively, and $(218) million and $(11) million for the six months ended June 30, 2021 and 2020, respectively.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except headcount data)

	QUARTERLY TRENDS										SIX MONTHS ENDED JUNE 30,
									2Q21 Change					2021 Change
	2Q21	1Q21	4Q20		3Q20		2Q20		1Q21	2Q20	2021	2020		2020
SELECTED BALANCE SHEET DATA (period-end)
Total assets	$494,305	$487,978	$496,705	(e)	$487,063	(e)	$498,658	(e)	1%	(1)%	$494,305	$498,658	(e)	(1)%

Loans:
Consumer & Business Banking (a)	46,228	52,654	48,810		49,646		49,305		(12)	(6)	46,228	49,305		(6)
Home Lending (b)(c)	179,371	178,776	182,121		188,561		195,664		—	(8)	179,371	195,664		(8)
Card	141,802	132,493	144,216		140,377		141,656		7	—	141,802	141,656		—
Auto	67,598	67,662	66,432		62,304		59,287		—	14	67,598	59,287		14
Total loans	434,999	431,585	441,579		440,888		445,912		1	(2)	434,999	445,912		(2)

Deposits	1,056,507	1,037,903	958,706		909,198		885,535		2	19	1,056,507	885,535		19
Equity	50,000	50,000	52,000		52,000		52,000		—	(4)	50,000	52,000		(4)

SELECTED BALANCE SHEET DATA (average)
Total assets	$485,209	$484,524	$486,272	(e)	$490,094	(e)	$504,571	(e)	—	(4)	$484,868	$515,133	(e)	(6)

Loans:
Consumer & Business Banking	49,356	49,868	49,506		49,596		43,442		(1)	14	49,611	36,506		36
Home Lending (b)(d)	177,444	182,247	185,733		192,172		199,532		(3)	(11)	179,832	205,434		(12)
Card	136,149	134,884	141,236		140,386		142,377		1	(4)	135,520	152,518		(11)
Auto	67,183	66,960	64,342		60,345		60,306		—	11	67,072	60,599		11
Total loans	430,132	433,959	440,817		442,499		445,657		(1)	(3)	432,035	455,057		(5)

Deposits	1,047,771	979,686	928,518		895,535		840,467		7	25	1,013,917	790,088		28
Equity	50,000	50,000	52,000		52,000		52,000		—	(4)	50,000	52,000		(4)

Headcount	125,300	126,084	122,894		122,905		123,765		(1)	1	125,300	123,765		1

In the fourth quarter of 2020, payment processing-only clients along with the associated revenue and expenses were realigned to CIB’s Wholesale Payments business from CCB and CB. Prior-period amounts have been revised to conform with the current presentation. Refer to Business segment changes on page 65 of the Firm’s 2020 Form 10-K for further information.
In the fourth quarter of 2020, the Firm realigned certain wealth management clients from AWM to CCB. Prior-period amounts have been revised to conform with the current presentation. Refer to Business segment changes on page 65 of the Firm’s 2020 Form 10-K for further information.
(a)At June 30, 2021, March 31, 2021, December 31, 2020, September 30, 2020 and June 30, 2020 included $16.7 billion, $23.4 billion, $19.2 billion, $20.3 billion and $19.9 billion of loans, respectively, in Business Banking under the Paycheck Protection Program (“PPP”). Refer to page 113 of the Firm’s 2020 Form 10-K for further information on the PPP.
(b)In the third quarter of 2020, the Firm reclassified certain fair value option elected lending-related positions from trading assets to loans. Prior-period amounts have been revised to conform with the current presentation.
(c)At June 30, 2021, March 31, 2021, December 31, 2020, September 30, 2020 and June 30, 2020, Home Lending loans held-for-sale and loans at fair value were $16.5 billion, $13.2 billion, $9.7 billion, $10.0 billion and $8.6 billion, respectively.
(d)Average Home Lending loans held-for sale and loans at fair value were $14.2 billion, $12.5 billion, $10.7 billion, $9.2 billion and $8.7 billion for the three months ended June 30, 2021, March 31, 2021, December 31, 2020, September 30, 2020 and June 30, 2020, respectively, and $13.3 billion and $12.2 billion for the six months ended June 30, 2021 and 2020, respectively.
(e)Prior-period amounts have been revised to conform with the current presentation.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data)	QUARTERLY TRENDS							SIX MONTHS ENDED JUNE 30,
						2Q21 Change				2021 Change
	2Q21	1Q21	4Q20	3Q20	2Q20	1Q21	2Q20	2021	2020	2020
CREDIT DATA AND QUALITY STATISTICS
Nonaccrual loans (a)(b)(c)(d)	$5,256	$5,507	$5,492	$5,144	$4,422	(5)%	19%	$5,256	$4,422	19%
Net charge-offs/(recoveries)
Consumer & Business Banking	72	65	75	54	60	11	20	137	134	2
Home Lending	(79)	(51)	(50)	8	(5)	(55)	NM	(130)	(127)	(2)
Card	755	983	767	1,028	1,178	(23)	(36)	1,738	2,491	(30)
Auto	(16)	26	25	5	45	NM	NM	10	93	(89)
Total net charge-offs/(recoveries)	$732	$1,023	$817	$1,095	$1,278	(28)	(43)	$1,755	$2,591	(32)
Net charge-off/(recovery) rate
Consumer & Business Banking (e)	0.59%	0.53%	0.60%	0.43%	0.56%			0.56%	0.74%
Home Lending	(0.19)	(0.12)	(0.11)	0.02	(0.01)			(0.16)	(0.13)
Card	2.24	2.97	2.17	2.92	3.33			2.60	3.28
Auto	(0.10)	0.16	0.15	0.03	0.30			0.03	0.31
Total net charge-off/(recovery) rate	0.71	0.99	0.76	1.01	1.18			0.85	1.18

30+ day delinquency rate (f)
Home Lending (g)	1.08%	1.07%	1.15%	1.62%	1.30%			1.08%	1.30%
Card	1.01	1.40	1.68	1.57	1.71			1.01	1.71
Auto	0.42	0.42	0.69	0.54	0.54			0.42	0.54

90+ day delinquency rate - Card (f)	0.54	0.80	0.92	0.69	0.93			0.54	0.93

Allowance for loan losses
Consumer & Business Banking	$897	$1,022	$1,372	$1,372	$1,372	(12)	(35)	$897	$1,372	(35)
Home Lending	630	1,238	1,813	2,685	2,957	(49)	(79)	630	2,957	(79)
Card	12,500	14,300	17,800	17,800	17,800	(13)	(30)	12,500	17,800	(30)
Auto	817	892	1,042	1,044	1,044	(8)	(22)	817	1,044	(22)
Total allowance for loan losses	$14,844	$17,452	$22,027	$22,901	$23,173	(15)	(36)	$14,844	$23,173	(36)

In the fourth quarter of 2020, the Firm realigned certain wealth management clients from AWM to CCB. Prior-period amounts have been revised to conform with the current presentation. Refer to Business segment changes on page 65 of the Firm’s 2020 Form 10-K for further information.
(a)At June 30, 2021, March 31, 2021, December 31, 2020, September 30, 2020 and June 30, 2020, nonaccrual loans excluded mortgage loans 90 or more days past due and insured by U.S. government agencies of $661 million, $458 million, $558 million, $851 million and $561 million, respectively. These amounts have been excluded based upon the government guarantee.
(b)In the third quarter of 2020, the Firm reclassified certain fair value option elected lending-related positions from trading assets to loans. Prior-period amounts have been revised to conform with the current presentation.
(c)Generally excludes loans that were under payment deferral programs offered in response to the COVID-19 pandemic. Beginning in the third quarter of 2020, includes loans to customers that have exited COVID-19 payment deferral programs and are 90 or more days past due, predominantly all of which were considered collateral-dependent at time of exit from COVID-19 payment deferral programs and charged down to the lower of amortized cost or fair value of the underlying collateral less costs to sell.
(d)Prior-period amounts have been revised to conform with the current presentation.
(e)At June 30, 2021, March 31, 2021, December 31, 2020, September 30, 2020 and June 30, 2020 included $16.7 billion, $23.4 billion, $19.2 billion, $20.3 billion and $19.9 billion of loans, respectively, under the PPP. Given that PPP loans are guaranteed by the SBA, the Firm does not expect to realize material credit losses on these loans. Refer to page 113 of the Firm’s 2020 Form 10-K for further information on the PPP.
(f)At June 30, 2021, March 31, 2021, December 31, 2020, September 30, 2020 and June 30, 2020, the principal balance of loans under payment deferral programs offered in response to the COVID-19 pandemic were as follows: (1) $5.2 billion, $8.1 billion, $9.1 billion, $10.2 billion and $18.2 billion in Home Lending, respectively; (2) $55 million, $105 million, $264 million, $368 million and $4.4 billion in Card, respectively; and (3) $89 million, $127 million, $376 million, $411 million and $12.3 billion in Auto, respectively. Loans that are performing according to their modified terms are generally not considered delinquent.
(g)At June 30, 2021, March 31, 2021, December 31, 2020, September 30, 2020 and June 30, 2020, excluded mortgage loans 30 or more days past due and insured by U.S. government agencies of $755 million, $557 million, $744 million, $1.1 billion and $826 million, respectively. These amounts have been excluded based upon the government guarantee.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data and where otherwise noted)

	QUARTERLY TRENDS													SIX MONTHS ENDED JUNE 30,
												2Q21 Change						2021 Change
	2Q21		1Q21		4Q20			3Q20		2Q20		1Q21	2Q20	2021		2020		2020
BUSINESS METRICS
Number of:
Branches	4,869		4,872		4,908			4,960		4,923		—%	(1)%	4,869		4,923		(1)%
Active digital customers (in thousands) (a)	56,915		56,671		55,274			54,779		54,505		—	4	56,915		54,505		4
Active mobile customers (in thousands) (b)	42,896		41,872		40,899			40,164		39,044		2	10	42,896		39,044		10

Debit and credit card sales volume (in billions)	$344.3		$290.3		$299.4			$278.2		$237.6		19	45	$634.6		$503.6		26

Consumer & Business Banking
Average deposits	$1,028,459		$960,662		$907,884			$874,325		$821,624		7	25	$994,748		$773,297		29
Deposit margin	1.28%		1.29%		1.41%			1.43%		1.52%				1.29%		1.77%
Business banking origination volume (c)	$2,180		$10,035		$722			$1,352		$23,042		(78)	(91)	$12,215		$24,533		(50)
Client investment assets (d)	673,675		636,962		590,206		(g)	529,196		494,390		6	36	673,675		494,390		36
Number of client advisors	4,571		4,500		4,417			4,290		4,259		2	7	4,571		4,259		7

Home Lending (in billions)
Mortgage origination volume by channel
Retail	$22.7		$23.0		$20.1			$20.7		$18.0		(1)	26	$45.7		$32.1		42
Correspondent	16.9		16.3		12.4			8.3		6.2		4	173	33.2		20.2		64
Total mortgage origination volume (e)	$39.6		$39.3		$32.5			$29.0		$24.2		1	64	$78.9		$52.3		51
Third-party mortgage loans serviced (period-end)	463.9		443.2		447.3			454.8		482.4		5	(4)	463.9		482.4		(4)
MSR carrying value (period-end)	4.5		4.5		3.3			3.0		3.1		—	45	4.5		3.1		45
Ratio of MSR carrying value (period-end) to third-party mortgage loans serviced (period-end)	0.97%		1.02%		0.74%			0.66%		0.64%				0.97%		0.64%
MSR revenue multiple (f)	3.59	x	3.78	x	2.64	x		2.28	x	2.29	x			3.59	x	2.21	x

Credit Card
Credit card sales volume, excluding Commercial Card (in billions)	$223.7		$183.7		$197.0			$178.1		$148.5		22	51	407.4		327.6		24
Net revenue rate	11.32%		11.53%		11.22%			10.96%		11.02%				11.43%		10.76%

Auto
Loan and lease origination volume (in billions)	$12.4		$11.2		$11.0			$11.4		$7.7		11	61	$23.6		$16.0		48
Average auto operating lease assets	19,608		20,300		20,810			21,684		22,579		(3)	(13)	19,952		22,830		(13)

In the fourth quarter of 2020, the Firm realigned certain wealth management clients from AWM to CCB. Prior-period amounts have been revised to conform with the current presentation. Refer to Business segment changes on page 65 of the Firm’s 2020 Form 10-K for further information.
(a)Users of all web and/or mobile platforms who have logged in within the past 90 days.
(b)Users of all mobile platforms who have logged in within the past 90 days.
(c)Included $1.3 billion, $9.3 billion, $396 million and $21.5 billion of origination volume under the PPP for the three months ended June 30, 2021, March 31, 2021, September 30, 2020 and June 30, 2020, respectively, and $10.6 billion and $21.5 billion for the six months ended June 30, 2021 and 2020, respectively. There were no originations under the PPP for the three months ended December 31, 2020. Refer to page 113 of the Firm’s 2020 Form 10-K for further information on the PPP.
(d)Includes assets invested in managed accounts and J.P. Morgan mutual funds where AWM is the investment manager. Refer to AWM segment results on pages 20-22 for additional information.
(e)Firmwide mortgage origination volume was $44.9 billion, $43.2 billion, $37.0 billion, $36.2 billion and $28.3 billion for the three months ended June 30, 2021, March 31, 2021, December 31, 2020, September 30, 2020 and June 30, 2020, respectively, and $88.1 billion and $60.2 billion for the six months ended June 30, 2021 and 2020, respectively.
(f)Represents the ratio of MSR carrying value (period-end) to third-party mortgage loans serviced (period-end) divided by the ratio of annualized loan servicing-related revenue to third-party mortgage loans serviced (average).
(g)Prior-period amount has been revised to conform with the current presentation.

JPMORGAN CHASE & CO.
CORPORATE & INVESTMENT BANK
FINANCIAL HIGHLIGHTS
(in millions, except ratio data)
	QUARTERLY TRENDS							SIX MONTHS ENDED JUNE 30,
						2Q21 Change				2021 Change
	2Q21	1Q21	4Q20	3Q20	2Q20	1Q21	2Q20	2021	2020	2020
INCOME STATEMENT
REVENUE
Investment banking fees	$3,572	$2,988	$2,558	$2,165	$2,847	20%	25%	$6,560	$4,754	38%
Principal transactions	4,026	6,045	2,982	3,990	7,400	(33)	(46)	10,071	10,588	(5)
Lending- and deposit-related fees	633	593	574	546	500	7	27	1,226	950	29
Asset management, administration and commissions	1,246	1,286	1,226	1,086	1,148	(3)	9	2,532	2,409	5
All other income	435	176	462	331	409	147	6	611	499	22
Noninterest revenue	9,912	11,088	7,802	8,118	12,304	(11)	(19)	21,000	19,200	9
Net interest income	3,302	3,517	3,550	3,428	4,079	(6)	(19)	6,819	7,186	(5)
TOTAL NET REVENUE (a)	13,214	14,605	11,352	11,546	16,383	(10)	(19)	27,819	26,386	5

Provision for credit losses	(79)	(331)	(581)	(81)	1,987	76	NM	(410)	3,388	NM

NONINTEREST EXPENSE
Compensation expense	3,582	4,329	1,958	2,651	3,997	(17)	(10)	7,911	7,003	13
Noncompensation expense	2,941	2,775	2,981	3,181	2,815	6	4	5,716	5,764	(1)
TOTAL NONINTEREST EXPENSE	6,523	7,104	4,939	5,832	6,812	(8)	(4)	13,627	12,767	7

Income before income tax expense	6,770	7,832	6,994	5,795	7,584	(14)	(11)	14,602	10,231	43
Income tax expense	1,785	2,092	1,645	1,486	2,133	(15)	(16)	3,877	2,795	39
NET INCOME	$4,985	$5,740	$5,349	$4,309	$5,451	(13)	(9)	$10,725	$7,436	44

FINANCIAL RATIOS
ROE	23%	27%	26%	21%	27%			25%	18%
Overhead ratio	49	49	44	51	42			49	48
Compensation expense as percentage of total net revenue	27	30	17	23	24			28	27

REVENUE BY BUSINESS
Investment Banking	$3,424	$2,851	$2,497	$2,087	$3,401	20	1	$6,275	$4,287	46
Wholesale Payments	1,453	1,392	1,427	1,332	1,387	4	5	2,845	2,801	2
Lending	229	265	193	333	270	(14)	(15)	494	620	(20)
Total Banking	5,106	4,508	4,117	3,752	5,058	13	1	9,614	7,708	25
Fixed Income Markets	4,098	5,761	3,950	4,597	7,338	(29)	(44)	9,859	12,331	(20)
Equity Markets	2,689	3,289	1,989	1,999	2,380	(18)	13	5,978	4,617	29
Securities Services	1,088	1,050	1,053	1,029	1,097	4	(1)	2,138	2,171	(2)
Credit Adjustments & Other (b)	233	(3)	243	169	510	NM	(54)	230	(441)	NM
Total Markets & Securities Services	8,108	10,097	7,235	7,794	11,325	(20)	(28)	18,205	18,678	(3)
TOTAL NET REVENUE	$13,214	$14,605	$11,352	$11,546	$16,383	(10)	(19)	$27,819	$26,386	5

In the fourth quarter of 2020, payment processing-only clients along with the associated revenue and expenses were realigned to CIB’s Wholesale Payments business from CCB and CB. Prior-period amounts have been revised to conform with the current presentation. Refer to Business segment changes on page 65 of the Firm’s 2020 Form 10-K for further information.
(a)Includes tax-equivalent adjustments, predominantly due to income tax credits related to alternative energy investments; income tax credits and amortization of the cost of investments in affordable housing projects; as well as tax-exempt income from municipal bonds of $763 million, $703 million, $655 million, $533 million and $591 million for the three months ended June 30, 2021, March 31, 2021, December 31, 2020, September 30, 2020 and June 30, 2020, respectively, and $1.5 billion and $1.2 billion for the six months ended June 30, 2021 and 2020, respectively. In the first quarter of 2021, in relation to the reclassification of certain deferred investment tax credits, prior-period tax-equivalent adjustment amounts have been revised to conform with the current presentation. Refer to footnote (a) on page 2 for further information.
(b)Consists primarily of centrally managed credit valuation adjustments (“CVA”), funding valuation adjustments (“FVA”) on derivatives, other valuation adjustments, and certain components of fair value option elected liabilities. Results are presented net of associated hedging activities and net of CVA and FVA amounts allocated to Fixed Income Markets and Equity Markets.

JPMORGAN CHASE & CO.
CORPORATE & INVESTMENT BANK
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio and headcount data)
	QUARTERLY TRENDS								SIX MONTHS ENDED JUNE 30,
							2Q21 Change					2021 Change
	2Q21	1Q21	4Q20	3Q20	2Q20		1Q21	2Q20	2021		2020	2020
SELECTED BALANCE SHEET DATA (period-end)
Total assets (a)	$1,363,992	$1,355,123	$1,095,926	$1,088,282	$1,080,189		1%	26%	$1,363,992		$1,080,189	26%
Loans:
Loans retained (b)	144,764	134,134	133,296	126,841	140,770		8	3	144,764		140,770	3
Loans held-for-sale and loans at fair value (c)(d)	56,668	45,846	39,588	33,046	34,017		24	67	56,668		34,017	67
Total loans	201,432	179,980	172,884	159,887	174,787		12	15	201,432		174,787	15

Equity	83,000	83,000	80,000	80,000	80,000		—	4	83,000		80,000	4

SELECTED BALANCE SHEET DATA (average)
Total assets (a)	$1,371,218	$1,293,864	$1,139,424	$1,099,618	$1,166,867		6	18	1,332,755		$1,124,389	19
Trading assets - debt and equity instruments (d)	469,625	464,692	442,443	425,789	421,953		1	11	467,172		410,229	14
Trading assets - derivative receivables	73,642	77,735	77,946	78,339	76,710		(5)	(4)	75,678		65,922	15
Loans:
Loans retained (b)	140,096	136,794	128,765	131,187	154,038		2	(9)	138,454		141,438	(2)
Loans held-for-sale and loans at fair value (c)(d)	52,376	45,671	36,228	30,205	33,538		15	56	49,042		34,374	43
Total loans	192,472	182,465	164,993	161,392	187,576		5	3	187,496		175,812	7

Equity	83,000	83,000	80,000	80,000	80,000		—	4	83,000		80,000	4

Headcount	64,261	62,772	61,733	61,830	60,950		2	5	64,261	(j)	60,950	5

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs/(recoveries)	$(12)	$(7)	$88	$23	$204		(71)	NM	$(19)		$259	NM
Nonperforming assets:
Nonaccrual loans:
Nonaccrual loans retained (e)	783	842	1,008	1,178	1,195		(7)	(34)	783		1,195	(34)
Nonaccrual loans held-for-sale and loans at fair value (d)(f)	1,187	1,266	1,662	2,111	1,510		(6)	(21)	1,187		1,510	(21)
Total nonaccrual loans	1,970	2,108	2,670	3,289	2,705		(7)	(27)	1,970		2,705	(27)

Derivative receivables	481	284	56	140	108		69	345	481		108	345
Assets acquired in loan satisfactions	95	97	85	88	35		(2)	171	95		35	171
Total nonperforming assets	2,546	2,489	2,811	3,517	2,848		2	(11)	2,546		2,848	(11)
Allowance for credit losses:
Allowance for loan losses	1,607	1,982	2,366	2,863	3,039	(i)	(19)	(47)	1,607		3,039	(47)
Allowance for lending-related commitments	1,902	1,602	1,534	1,706	1,634	(i)	19	16	1,902		1,634	16
Total allowance for credit losses	3,509	3,584	3,900	4,569	4,673		(2)	(25)	3,509		4,673	(25)

Net charge-off/(recovery) rate (b)(g)	(0.03)%	(0.02)%	0.27%	0.07%	0.53%				(0.03)%		0.37%
Allowance for loan losses to period-end loans retained (b)	1.11	1.48	1.77	2.26	2.16	(i)			1.11		2.16
Allowance for loan losses to period-end loans retained,
excluding trade finance and conduits (h)	1.53	2.06	2.54	3.15	2.87	(i)			1.53		2.87
Allowance for loan losses to nonaccrual loans retained (b)(e)	205	235	235	243	254	(i)			205		254
Nonaccrual loans to total period-end loans (d)	0.98	1.17	1.54	2.06	1.55				0.98		1.55

In the fourth quarter of 2020, payment processing-only clients along with the associated revenue and expenses were realigned to CIB’s Wholesale Payments business from CCB and CB. Prior-period amounts have been revised to conform with the current presentation. Refer to Business segment changes on page 65 of the Firm’s 2020 Form 10-K for further information.
(a)In the first quarter of 2021, the Firm reclassified certain deferred investment tax credits. Prior-period amounts have been revised to conform with the current presentation. Refer to footnote (a) on page 2 for further information.
(b)Loans retained includes credit portfolio loans, loans held by consolidated Firm-administered multi-seller conduits, trade finance loans, other held-for-investment loans and overdrafts.
(c)Loans held-for-sale and loans at fair value primarily reflect lending related positions originated and purchased in CIB Markets, including loans held for securitization.
(d)In the third quarter of 2020, the Firm reclassified certain fair value option elected lending-related positions from trading assets to loans and other assets. Prior-period amounts have been revised to conform with the current presentation.
(e)Allowance for loan losses of $180 million, $174 million, $278 million, $320 million and $340 million were held against nonaccrual loans at June 30, 2021, March 31, 2021, December 31, 2020, September 30, 2020 and June 30, 2020, respectively.
(f)At June 30, 2021, March 31, 2021, December 31, 2020, September 30, 2020 and June 30, 2020, nonaccrual loans excluded mortgage loans 90 or more days past due and insured by U.S. government agencies of $316 million, $340 million, $316 million, $297 million and $135 million, respectively. These amounts have been excluded based upon the government guarantee.
(g)Loans held-for-sale and loans at fair value were excluded when calculating the net charge-off/(recovery) rate.
(h)Management uses allowance for loan losses to period-end loans retained, excluding trade finance and conduits, a non-GAAP financial measure, to provide a more meaningful assessment of CIB’s allowance coverage ratio.
(i)Prior-period amounts have been revised to conform with the current presentation.
(j)During the six months ended June 30, 2021, 1,155 technology and risk management employees transferred from Corporate to CIB.

JPMORGAN CHASE & CO.
CORPORATE & INVESTMENT BANK
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except where otherwise noted)
	QUARTERLY TRENDS							SIX MONTHS ENDED JUNE 30,
						2Q21 Change				2021 Change
	2Q21	1Q21	4Q20	3Q20	2Q20	1Q21	2Q20	2021	2020	2020
BUSINESS METRICS
Advisory	$916	$680	$835	$428	$602	35%	52%	$1,596	$1,105	44%
Equity underwriting	1,063	1,056	718	732	977	1	9	2,119	1,308	62
Debt underwriting	1,593	1,252	1,005	1,005	1,268	27	26	2,845	2,341	22
Total investment banking fees	$3,572	$2,988	$2,558	$2,165	$2,847	20	25	$6,560	$4,754	38

Client deposits and other third-party liabilities (average) (a)	721,882	705,764	683,818	634,961	607,902	2	19	713,868	561,183	27

Merchant processing volume (in billions) (b)	475.2	425.7	444.5	406.1	371.9	12	28	$900.9	$746.7	21

Assets under custody (“AUC”) (period-end) (in billions)	$32,122	$31,251	$30,980	$28,628	$27,447	3	17	$32,122	$27,447	17

95% Confidence Level - Total CIB VaR (average) (c)
CIB trading VaR by risk type: (d)
Fixed income	$39	$125	$106	$93	$129	(69)	(70)
Foreign exchange	6	11	12	13	9	(45)	(33)
Equities	18	22	23	26	27	(18)	(33)
Commodities and other	22	33	36	33	32	(33)	(31)
Diversification benefit to CIB trading VaR (e)	(44)	(90)	(85)	(76)	(69)	51	36
CIB trading VaR (d)	41	101	92	89	128	(59)	(68)
Credit portfolio VaR (f)	6	8	12	15	22	(25)	(73)
Diversification benefit to CIB VaR (e)	(6)	(10)	(13)	(14)	(23)	40	74
CIB VaR	$41	$99	$91	$90	$127	(59)	(68)

(a)Client deposits and other third-party liabilities pertain to the Wholesale Payments and Securities Services businesses.
(b)Represents total merchant processing volume across CIB, CCB and CB.
(c)Effective July 1, 2020, the Firm refined the scope of VaR to exclude certain asset-backed fair value option elected loans, and included them in other sensitivity-based measures to more effectively measure the risk from these loans. In the absence of this refinement, the average VaR for each of the following reported components would have been different by the following amounts: CIB fixed income of $2 million, $21 million, $28 million and $15 million, CIB trading VaR of $(1) million, $19 million, $24 million and $11 million, and CIB VaR of zero, $20 million, $24 million and $12 million for the three months ended June 30, 2021, March 31, 2021, December 31, 2020 and September 30, 2020, respectively.
(d)CIB trading VaR includes substantially all market-making and client-driven activities, as well as certain risk management activities in CIB, including credit spread sensitivity to CVA. Refer to VaR measurement on pages 137–139 of the Firm’s 2020 Form 10-K, and pages 66–68 of the Firm’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2021 for further information.
(e)Average portfolio VaR was less than the sum of the VaR of the components described above, which is due to portfolio diversification. The diversification effect reflects the fact that the risks were not perfectly correlated.
(f)Credit portfolio VaR includes the derivative CVA, hedges of the CVA and hedges of the retained loan portfolio, which are reported in principal transactions revenue. This VaR does not include the retained loan portfolio, which is not reported at fair value.

JPMORGAN CHASE & CO.
COMMERCIAL BANKING
FINANCIAL HIGHLIGHTS
(in millions, except ratio data)

	QUARTERLY TRENDS							SIX MONTHS ENDED JUNE 30,
						2Q21 Change				2021 Change
	2Q21	1Q21	4Q20	3Q20	2Q20	1Q21	2Q20	2021	2020	2020
INCOME STATEMENT
REVENUE
Lending- and deposit-related fees	$350	$331	$325	$304	$297	6%	18%	$681	$558	22%
All other income	600	586	550	457	526	2	14	1,186	873	36
Noninterest revenue	950	917	875	761	823	4	15	1,867	1,431	30
Net interest income	1,533	1,476	1,588	1,524	1,577	4	(3)	3,009	3,134	(4)
TOTAL NET REVENUE (a)	2,483	2,393	2,463	2,285	2,400	4	3	4,876	4,565	7

Provision for credit losses	(377)	(118)	(1,181)	(147)	2,431	(219)	NM	(495)	3,441	NM

NONINTEREST EXPENSE
Compensation expense	484	482	460	492	430	—	13	966	902	7
Noncompensation expense	497	487	490	477	463	2	7	984	977	1
TOTAL NONINTEREST EXPENSE	981	969	950	969	893	1	10	1,950	1,879	4

Income/(loss) before income tax expense/(benefit)	1,879	1,542	2,694	1,463	(924)	22	NM	3,421	(755)	NM
Income tax expense/(benefit)	459	374	660	377	(243)	23	NM	833	(213)	NM
NET INCOME/(LOSS)	$1,420	$1,168	$2,034	$1,086	$(681)	22	NM	$2,588	$(542)	NM

REVENUE BY PRODUCT
Lending	$1,172	$1,168	$1,177	$1,138	$1,127	—	4	$2,340	$2,081	12
Wholesale payments	914	843	945	867	925	8	(1)	1,757	1,903	(8)
Investment banking (b)	370	350	318	260	256	6	45	720	491	47
Other	27	32	23	20	92	(16)	(71)	59	90	(34)
TOTAL NET REVENUE (a)	$2,483	$2,393	$2,463	$2,285	$2,400	4	3	$4,876	$4,565	7

Investment banking revenue, gross (c)	$1,164	$1,129	$971	$840	$851	3	37	$2,293	$1,537	49

REVENUE BY CLIENT SEGMENT
Middle Market Banking	$1,009	$916	$947	$880	$870	10	16	$1,925	$1,813	6
Corporate Client Banking	851	851	856	808	866	—	(2)	1,702	1,539	11
Commercial Real Estate Banking	599	604	630	576	566	(1)	6	1,203	1,107	9
Other	24	22	30	21	98	9	(76)	46	106	(57)
TOTAL NET REVENUE (a)	$2,483	$2,393	$2,463	$2,285	$2,400	4	3	$4,876	$4,565	7

FINANCIAL RATIOS
ROE	23%	19%	36%	19%	(13)%			21%	(6)%
Overhead ratio	40	40	39	42	37			40	41

In the fourth quarter of 2020, payment processing-only clients along with the associated revenue and expenses were realigned to CIB’s Wholesale Payments business from CCB and CB. Prior-period amounts have been revised to conform with the current presentation. Refer to Business segment changes on page 65 of the Firm’s 2020 Form 10-K for further information.
(a)Total net revenue included tax-equivalent adjustments from income tax credits related to equity investments in designated community development entities and in entities established for rehabilitation of historic properties, as well as tax-exempt income related to municipal financing activities of $78 million, $73 million, $107 million, $82 million and $80 million for the three months ended June 30, 2021, March 31, 2021, December 31, 2020, September 30, 2020 and June 30, 2020, respectively, and $151 million and $161 million for the six months ended June 30, 2021 and 2020, respectively. In the first quarter of 2021, in relation to the reclassification of certain deferred investment tax credits, prior-period tax-equivalent adjustment amounts have been revised to conform with the current presentation. Refer to footnote (a) on page 2 for further information.
(b)Includes CB’s share of revenue from investment banking products sold to CB clients through the CIB.
(c)Refer to page 65 of the Firm’s 2020 Form 10-K for discussion of revenue sharing.

JPMORGAN CHASE & CO.
COMMERCIAL BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except headcount and ratio data)	QUARTERLY TRENDS								SIX MONTHS ENDED JUNE 30,
							2Q21 Change				2021 Change
	2Q21	1Q21	4Q20	3Q20	2Q20		1Q21	2Q20	2021	2020	2020
SELECTED BALANCE SHEET DATA (period-end)
Total assets (a)	$226,022	$223,583	$228,911	$228,583	$235,034		1%	(4)%	$226,022	$235,034	(4)%
Loans:
Loans retained	200,929	202,975	207,880	214,352	223,192		(1)	(10)	200,929	223,192	(10)
Loans held-for-sale and loans at fair value	3,381	2,884	2,245	349	917		17	269	3,381	917	269
Total loans	$204,310	$205,859	$210,125	$214,701	$224,109		(1)	(9)	$204,310	$224,109	(9)
Equity	24,000	24,000	22,000	22,000	22,000		—	9	24,000	22,000	9

Period-end loans by client segment
Middle Market Banking (b)	$59,314	$59,983	$61,115	$61,812	$64,211		(1)	(8)	$59,314	$64,211	(8)
Corporate Client Banking	44,866	45,540	47,420	49,857	56,182		(1)	(20)	44,866	56,182	(20)
Commercial Real Estate Banking	99,858	100,035	101,146	102,484	103,117		—	(3)	99,858	103,117	(3)
Other	272	301	444	548	599		(10)	(55)	272	599	(55)
Total loans (b)	$204,310	$205,859	$210,125	$214,701	$224,109		(1)	(9)	$204,310	$224,109	(9)

SELECTED BALANCE SHEET DATA (average)
Total assets (a)	$226,562	$225,574	$227,431	$231,691	$247,512		—	(8)	$226,071	$236,792	(5)
Loans:
Loans retained	202,102	204,164	210,621	217,498	233,044		(1)	(13)	203,127	221,516	(8)
Loans held-for-sale and loans at fair value	3,150	2,578	1,554	629	502		22	NM	2,866	1,167	146
Total loans	$205,252	$206,742	$212,175	$218,127	$233,546		(1)	(12)	$205,993	$222,683	(7)
Client deposits and other third-party liabilities	290,250	290,992	276,694	248,289	236,968		—	22	290,619	212,888	37
Equity	24,000	24,000	22,000	22,000	22,000		—	9	24,000	22,000	9

Average loans by client segment
Middle Market Banking	$61,698	$60,011	$60,869	$63,029	$66,279		3	(7)	$60,859	$61,162	—
Corporate Client Banking	43,440	45,719	48,825	51,608	63,308		(5)	(31)	44,573	58,170	(23)
Commercial Real Estate Banking	99,864	100,661	101,969	102,905	103,516		(1)	(4)	100,260	102,521	(2)
Other	250	351	512	585	443		(29)	(44)	301	830	(64)
Total loans	$205,252	$206,742	$212,175	$218,127	$233,546		(1)	(12)	$205,993	$222,683	(7)

Headcount	12,163	11,748	11,675	11,704	11,802		4	3	12,163	11,802	3

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs/(recoveries)	$3	$29	$162	$60	$79		(90)	(96)	$32	$179	(82)
Nonperforming assets
Nonaccrual loans:
Nonaccrual loans retained (c)	1,006	1,134	1,286	1,468	1,252	(e)	(11)	(20)	1,006	1,252	(20)
Nonaccrual loans held-for-sale and loans
at fair value	2	—	120	85	125	(e)	NM	(98)	2	125	(98)
Total nonaccrual loans	1,008	1,134	1,406	1,553	1,377		(11)	(27)	1,008	1,377	(27)

Assets acquired in loan satisfactions	17	24	24	24	24		(29)	(29)	17	24	(29)
Total nonperforming assets	1,025	1,158	1,430	1,577	1,401		(11)	(27)	1,025	1,401	(27)
Allowance for credit losses:
Allowance for loan losses	2,589	3,086	3,335	4,466	4,730	(e)	(16)	(45)	2,589	4,730	(45)
Allowance for lending-related commitments	870	753	651	864	807	(e)	16	8	870	807	8
Total allowance for credit losses	3,459	3,839	3,986	5,330	5,537		(10)	(38)	3,459	5,537	(38)

Net charge-off/(recovery) rate (d)	0.01%	0.06%	0.31%	0.11%	0.14%				0.03%	0.16%
Allowance for loan losses to period-end loans retained	1.29	1.52	1.60	2.08	2.12	(e)			1.29	2.12
Allowance for loan losses to nonaccrual loans retained (c)	257	272	259	304	378	(e)			257	378
Nonaccrual loans to period-end total loans	0.49	0.55	0.67	0.72	0.61				0.49	0.61

(a)In the first quarter of 2021, the Firm reclassified certain deferred investment tax credits. Prior-period amounts have been revised to conform with the current presentation. Refer to footnote (a) on page 2 for further information.
(b)At June 30, 2021, March 31, 2021, December 31, 2020, September 30, 2020 and June 30, 2020, total loans included $5.0 billion, $7.4 billion, $6.6 billion, $6.6 billion and $6.5 billion of loans, respectively, under the PPP, of which $4.9 billion, $7.2 billion, $6.4 billion, $6.4 billion and $6.3 billion was in Middle Market Banking. Refer to page 113 of the Firm’s 2020 Form 10-K for further information on the PPP.
(c)Allowance for loan losses of $188 million, $227 million, $273 million, $367 million and $287 million was held against nonaccrual loans retained at June 30, 2021, March 31, 2021, December 31, 2020, September 30, 2020 and June 30, 2020, respectively.
(d)Loans held-for-sale and loans at fair value were excluded when calculating the net charge-off/(recovery) rate.
(e)Prior-period amounts have been revised to conform with the current presentation.

JPMORGAN CHASE & CO.
ASSET & WEALTH MANAGEMENT
FINANCIAL HIGHLIGHTS
(in millions, except ratio and headcount data)

	QUARTERLY TRENDS							SIX MONTHS ENDED JUNE 30,
						2Q21 Change				2021 Change
	2Q21	1Q21	4Q20	3Q20	2Q20	1Q21	2Q20	2021	2020	2020
INCOME STATEMENT
REVENUE
Asset management, administration and commissions	$3,019	$2,888	$2,892	$2,646	$2,489	5%	21%	$5,907	$5,072	16%
All other income	146	258	87	93	86	(43)	70	404	32	NM
Noninterest revenue	3,165	3,146	2,979	2,739	2,575	1	23	6,311	5,104	24
Net interest income	942	931	888	815	855	1	10	1,873	1,715	9
TOTAL NET REVENUE	4,107	4,077	3,867	3,554	3,430	1	20	8,184	6,819	20

Provision for credit losses	(10)	(121)	(2)	(52)	223	92	NM	(131)	317	NM

NONINTEREST EXPENSE
Compensation expense	1,356	1,389	1,323	1,232	1,178	(2)	15	2,745	2,404	14
Noncompensation expense	1,230	1,185	1,433	1,211	1,145	4	7	2,415	2,354	3
TOTAL NONINTEREST EXPENSE	2,586	2,574	2,756	2,443	2,323	—	11	5,160	4,758	8

Income before income tax expense	1,531	1,624	1,113	1,163	884	(6)	73	3,155	1,744	81
Income tax expense	378	380	327	287	223	(1)	70	758	414	83
NET INCOME	$1,153	$1,244	$786	$876	$661	(7)	74	$2,397	$1,330	80

REVENUE BY LINE OF BUSINESS
Asset Management	$2,236	$2,185	$2,210	$1,924	$1,780	2	26	$4,421	$3,520	26
Global Private Bank (a)	1,871	1,892	1,657	1,630	1,650	(1)	13	3,763	3,299	14
TOTAL NET REVENUE	$4,107	$4,077	$3,867	$3,554	$3,430	1	20	$8,184	$6,819	20

FINANCIAL RATIOS
ROE	32%	35%	29%	32%	24%			34%	25%
Overhead ratio	63	63	71	69	68			63	70
Pretax margin ratio:
Asset Management	37	35	31	30	30			36	27
Global Private Bank (a)	38	45	26	35	21			41	24
Asset & Wealth Management	37	40	29	33	26			39	26

Headcount	20,866	20,578	20,683	21,058	21,273	1	(2)	20,866	21,273	(2)

Number of Global Private Bank client advisors (a)	2,435	2,462	2,462	2,520	2,409	(1)	1	2,435	2,409	1

In the fourth quarter of 2020, the Firm realigned certain wealth management clients from AWM to CCB. Prior-period amounts have been revised to conform with the current presentation. Refer to Business segment changes on page 65 of the Firm’s 2020 Form 10-K for further information.
(a)In the first quarter of 2021, the Wealth Management business was renamed Global Private Bank.

JPMORGAN CHASE & CO.
ASSET & WEALTH MANAGEMENT
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data)

	QUARTERLY TRENDS											SIX MONTHS ENDED JUNE 30,
										2Q21 Change					2021 Change
	2Q21	1Q21		4Q20		3Q20		2Q20		1Q21	2Q20	2021	2020		2020
SELECTED BALANCE SHEET DATA (period-end)
Total assets	$217,284	$213,088		$203,384	(a)	$187,858	(a)	$176,782	(a)	2%	23%	$217,284	$176,782	(a)	23%
Loans	198,683	192,256		186,608		172,695		162,904		3	22	198,683	162,904		22
Deposits	217,488	217,460		198,755		166,049		160,993		—	35	217,488	160,993		35
Equity	14,000	14,000		10,500		10,500		10,500		—	33	14,000	10,500		33

SELECTED BALANCE SHEET DATA (average)
Total assets	$214,384	$207,505		$193,026	(a)	$181,850	(a)	$175,887	(a)	3	22	$210,963	$175,361	(a)	20
Loans	195,171	188,726		176,758		167,645		161,196		3	21	191,966	160,355		20
Deposits	219,699	206,562		180,348		162,589		160,102		6	37	213,167	152,336		40
Equity	14,000	14,000		10,500		10,500		10,500		—	33	14,000	10,500		33

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs	$12	$11		$(16)		$2		$(2)		9	NM	$23	$—		NM
Nonaccrual loans (a)	792	917		964		970		771		(14)	3	792	771		3
Allowance for credit losses:
Allowance for loan losses	458	479		598		580		646		(4)	(29)	458	646		(29)
Allowance for lending-related commitments	25	25		38		41		28		—	(11)	25	28		(11)
Total allowance for credit losses	483	504		636		621		674		(4)	(28)	483	674		(28)
Net charge-off/(recovery) rate	0.02%	0.02%		(0.04)%		—%		—%				0.02%	—%
Allowance for loan losses to period-end loans	0.23	0.25		0.32		0.34		0.40				0.23	0.40
Allowance for loan losses to nonaccrual loans	58	52	(a)	62	(a)	60	(a)	84				58	84
Nonaccrual loans to period-end loans	0.40	0.48	(a)	0.52	(a)	0.56	(a)	0.47				0.40	0.47

In the fourth quarter of 2020, the Firm realigned certain wealth management clients from AWM to CCB. Prior-period amounts have been revised to conform with the current presentation. Refer to Business segment changes on page 65 of the Firm’s 2020 Form 10-K for further information.
(a)Prior-period amounts have been revised to conform with the current presentation.

JPMORGAN CHASE & CO.
ASSET & WEALTH MANAGEMENT
FINANCIAL HIGHLIGHTS, CONTINUED
(in billions)

						Jun 30, 2021
						Change		SIX MONTHS ENDED JUNE 30,
	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Jun 30,			2021 Change
CLIENT ASSETS	2021	2021	2020	2020	2020	2021	2020	2021	2020	2020
Assets by asset class
Liquidity	$698	$686	$641	$674	$704	2%	(1)%	$698	$704	(1)%
Fixed income	688	662	671	650	618	4	11	688	618	11
Equity	725	661	595	499	448	10	62	725	448	62
Multi-asset	702	669	656	593	566	5	24	702	566	24
Alternatives	174	155	153	144	140	12	24	174	140	24
TOTAL ASSETS UNDER MANAGEMENT	2,987	2,833	2,716	2,560	2,476	5	21	2,987	2,476	21
Custody/brokerage/administration/deposits	1,057	995	936	810	765	6	38	1,057	765	38
TOTAL CLIENT ASSETS (a)	$4,044	$3,828	$3,652	$3,370	$3,241	6	25	$4,044	$3,241	25

Assets by client segment
Private Banking	$752	$718	$689	$650	$631	5	19	$752	$631	19
Global Institutional (b)	1,383	1,320	1,273	1,245	1,228	5	13	1,383	1,228	13
Global Funds (b)	852	795	754	665	617	7	38	852	617	38
TOTAL ASSETS UNDER MANAGEMENT	$2,987	$2,833	$2,716	$2,560	$2,476	5	21	$2,987	$2,476	21

Private Banking	$1,755	$1,664	$1,581	$1,422	$1,360	5	29	$1,755	$1,360	29
Global Institutional (b)	1,430	1,362	1,311	1,278	1,259	5	14	1,430	1,259	14
Global Funds (b)	859	802	760	670	622	7	38	859	622	38
TOTAL CLIENT ASSETS (a)	$4,044	$3,828	$3,652	$3,370	$3,241	6	25	$4,044	$3,241	25

Assets under management rollforward
Beginning balance	$2,833	$2,716	$2,560	$2,476	$2,210			$2,716	$2,328
Net asset flows:
Liquidity	15	44	(36)	(30)	93			59	170
Fixed income	17	8	8	22	18			25	18
Equity	20	31	14	9	11			51	10
Multi-asset	2	6	10	(1)	(2)			8	(4)
Alternatives	10	3	1	2	3			13	3
Market/performance/other impacts	90	25	159	82	143			115	(49)
Ending balance	$2,987	$2,833	$2,716	$2,560	$2,476			$2,987	$2,476

Client assets rollforward
Beginning balance	$3,828	$3,652	$3,370	$3,241	$2,891			$3,652	$3,089
Net asset flows	75	130	39	11	135			205	226
Market/performance/other impacts	141	46	243	118	215			187	(74)
Ending balance	$4,044	$3,828	$3,652	$3,370	$3,241			$4,044	$3,241

In the fourth quarter of 2020, the Firm realigned certain wealth management clients from AWM to CCB. Prior-period amounts have been revised to conform with the current presentation. Refer to Business segment changes on page 65 of the Firm’s 2020 Form 10-K for further information.
(a)Includes CCB client investment assets invested in managed accounts and J.P. Morgan mutual funds where AWM is the investment manager.
(b)In the first quarter of 2021, Institutional and Retail client segments were renamed to Global Institutional and Global Funds, respectively. This did not result in a change to the clients within either client segment.

JPMORGAN CHASE & CO.
CORPORATE
FINANCIAL HIGHLIGHTS
(in millions, except headcount data)

	QUARTERLY TRENDS							SIX MONTHS ENDED JUNE 30,
						2Q21 Change					2021 Change
	2Q21	1Q21	4Q20	3Q20	2Q20	1Q21	2Q20	2021		2020	2020
INCOME STATEMENT
REVENUE
Principal transactions	$(8)	$272	$273	$87	$(2)	NM	(300)%	$264		$(115)	NM
Investment securities gains/(losses)	(155)	14	70	466	26	NM	NM	(141)		259	NM
All other income	(45)	96	249	(210)	(91)	NM	51	51		120	(58)
Noninterest revenue	(208)	382	592	343	(67)	NM	(210)	174		264	(34)
Net interest income	(961)	(855)	(841)	(682)	(687)	(12)	(40)	(1,816)		(852)	(113)
TOTAL NET REVENUE (a)	(1,169)	(473)	(249)	(339)	(754)	(147)	(55)	(1,642)		(588)	(179)

Provision for credit losses	49	16	(42)	96	4	206	NM	65		12	442

NONINTEREST EXPENSE	515	876	361	719	147	(41)	250	1,391		293	375
Income/(loss) before income tax expense/(benefit)	(1,733)	(1,365)	(568)	(1,154)	(905)	(27)	(91)	(3,098)		(893)	(247)
Income tax expense/(benefit)	(489)	(785)	(210)	(455)	(337)	38	(45)	(1,274)		(200)	NM
NET INCOME/(LOSS)	$(1,244)	$(580)	$(358)	$(699)	$(568)	(114)	(119)	$(1,824)		$(693)	(163)

MEMO:
TOTAL NET REVENUE
Treasury and Chief Investment Office (“CIO”)	(1,081)	(705)	(623)	(243)	(671)	(53)	(61)	(1,786)		(502)	(256)
Other Corporate	(88)	232	374	(96)	(83)	NM	(6)	144		(86)	NM
TOTAL NET REVENUE	$(1,169)	$(473)	$(249)	$(339)	$(754)	(147)	(55)	$(1,642)		$(588)	(179)

NET INCOME/(LOSS)
Treasury and CIO	(956)	(675)	(587)	(349)	(550)	(42)	(74)	(1,631)		(467)	(249)
Other Corporate	(288)	95	229	(350)	(18)	NM	NM	(193)		(226)	15
TOTAL NET INCOME/(LOSS)	$(1,244)	$(580)	$(358)	$(699)	$(568)	(114)	(119)	$(1,824)		$(693)	(163)

SELECTED BALANCE SHEET DATA (period-end)
Total assets	$1,382,653	$1,409,564	$1,359,831	$1,253,275	$1,221,980	(2)	13	$1,382,653		$1,221,980	13
Loans	1,530	1,627	1,657	1,569	1,670	(6)	(8)	1,530		1,670	(8)

Headcount	37,520	38,168	38,366	38,861	38,920	(2)	(4)	37,520	(d)	38,920	(4)

SUPPLEMENTAL INFORMATION
TREASURY and CIO
Investment securities gains/(losses)	$(155)	$14	$70	$466	$26	NM	NM	$(141)		$259	NM
Available-for-sale securities (average)	342,338	372,443	410,803	442,943	426,470	(8)	(20)	357,307		399,712	(11)
Held-to-maturity securities (average) (b)	240,696	207,957	155,525	103,596	71,713	16	236	224,417		59,193	279
Investment securities portfolio (average)	$583,034	$580,400	$566,328	$546,539	$498,183	—	17	$581,724		$458,905	27
Available-for-sale securities (period-end)	230,127	377,911	386,065	387,663	483,752	(39)	(52)	230,127		483,752	(52)
Held-to-maturity securities, net of allowance for credit losses (period-end) (b)	341,476	217,452	201,821	141,553	72,908	57	368	341,476		72,908	368
Investment securities portfolio, net of allowance for credit losses (period-end) (c)	$571,603	$595,363	$587,886	$529,216	$556,660	(4)	3	$571,603		$556,660	3

(a)Included tax-equivalent adjustments, driven by tax-exempt income from municipal bonds, of $66 million, $67 million, $55 million, $62 million and $63 million for the three months ended June 30, 2021, March 31, 2021, December 31, 2020, September 30, 2020 and June 30, 2020, respectively, and $133 million and $124 million for the six months ended June 30, 2021 and 2020, respectively.
(b)During the second quarter of 2021 and the full year 2020, the Firm transferred $104.5 billion and $164.2 billion of investment securities, respectively, from AFS to HTM for capital management purposes.
(c)At June 30, 2021, March 31, 2021, December 31, 2020, September 30, 2020 and June 30, 2020, the allowance for credit losses on investment securities was $87 million, $94 million, $78 million, $120 million and $23 million, respectively.
(d)During the six months ended June 30, 2021, 1,155 technology and risk management employees transferred from Corporate to CIB.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION
(in millions)
							Jun 30, 2021
							Change
	Jun 30,	Mar 31,	Dec 31,		Sep 30,	Jun 30,	Mar 31,	Jun 30,
	2021	2021	2020		2020	2020	2021	2020
CREDIT EXPOSURE
Consumer, excluding credit card loans (a)
Loans retained	$297,731	$302,392	$302,127		$305,106	$307,005	(2)%	(3)%
Loans held-for-sale and loans at fair value (b)	31,954	22,516	16,452		16,992	16,193	42	97
Total consumer, excluding credit card loans	329,685	324,908	318,579		322,098	323,198	1	2

Credit card loans
Loans retained	141,079	131,772	143,432		139,590	141,656	7	—
Loans held-for-sale	723	721	784		787	—	—	NM
Total credit card loans	141,802	132,493	144,216		140,377	141,656	7	—
Total consumer loans	471,487	457,401	462,795		462,475	464,854	3	1

Wholesale loans (c)
Loans retained	524,855	514,478	514,947		500,841	516,787	2	2
Loans held-for-sale and loans at fair value (b)	44,612	39,428	35,111		26,424	27,741	13	61
Total wholesale loans	569,467	553,906	550,058		527,265	544,528	3	5

Total loans	1,040,954	1,011,307	1,012,853		989,740	1,009,382	3	3
Derivative receivables	70,711	73,119	79,630		76,626	74,846	(3)	(6)
Receivables from customers (d)	59,609	58,180	47,710		30,847	22,403	2	166
Total credit-related assets	1,171,274	1,142,606	1,140,193		1,097,213	1,106,631	3	6

Lending-related commitments
Consumer, excluding credit card	56,875	56,245	57,319	(h)	46,425	45,348	1	25
Credit card (e)	682,531	674,367	658,506		662,860	673,836	1	1
Wholesale (b)	502,616	481,244	449,863		441,235	413,357	4	22
Total lending-related commitments	1,242,022	1,211,856	1,165,688		1,150,520	1,132,541	2	10

Total credit exposure	$2,413,296	$2,354,462	$2,305,881		$2,247,733	$2,239,172	2	8

Memo: Total by category
Consumer exposure (b)(f)	$1,210,893	$1,188,013	$1,178,620		$1,171,760	$1,184,038	2	2
Wholesale exposures (b)(g)	1,202,403	1,166,449	1,127,261		1,075,973	1,055,134	3	14
Total credit exposure	$2,413,296	$2,354,462	$2,305,881		$2,247,733	$2,239,172	2	8

(a)Includes scored loans held in CCB, scored mortgage and home equity loans held in AWM, and scored mortgage loans held in CIB and Corporate.
(b)In the third quarter of 2020, the Firm reclassified certain fair value option elected lending-related positions from trading assets to loans, which resulted in a corresponding reclassification of certain off-balance sheet commitments. Prior-period amounts have been revised to conform with the current presentation.
(c)Includes loans held in CIB, CB, AWM, Corporate as well as risk-rated loans held in CCB including business banking and auto dealer for which the wholesale methodology is applied when determining the allowance for loan losses.
(d)Receivables from customers reflect held-for-investment margin loans to brokerage clients in CIB, CCB and AWM; these are reported within accrued interest and accounts receivable on the Consolidated balance sheets.
(e)Also includes commercial card lending-related commitments primarily in CB and CIB.
(f)Represents total consumer loans and lending-related commitments.
(g)Represents total wholesale loans, lending-related commitments, derivative receivables, and receivables from customers.
(h)Prior-period amount has been revised to conform with the current presentation.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except ratio data)

							Jun 30, 2021
							Change
	Jun 30,	Mar 31,	Dec 31,	Sep 30,		Jun 30,	Mar 31,	Jun 30,
	2021	2021	2020	2020		2020	2021	2020
NONPERFORMING ASSETS (a)
Consumer nonaccrual loans
Loans retained	$5,183	$5,382	$5,464	$5,047	(e)	$4,246	(4)%	22%
Loans held-for-sale and loans at fair value (b)	475	608	1,003	1,358		1,001	(22)	(53)
Total consumer nonaccrual loans	5,658	5,990	6,467	6,405		5,247	(6)	8

Wholesale nonaccrual loans
Loans retained	2,698	3,015	3,318	3,745		3,423	(11)	(21)
Loans held-for-sale and loans at fair value (b)	716	701	788	852		649	2	10
Total wholesale nonaccrual loans	3,414	3,716	4,106	4,597		4,072	(8)	(16)

Total nonaccrual loans (c)	9,072	9,706	10,573	11,002		9,319	(7)	(3)

Derivative receivables	481	284	56	140		108	69	345
Assets acquired in loan satisfactions	249	267	277	320		288	(7)	(14)
Total nonperforming assets	9,802	10,257	10,906	11,462		9,715	(4)	1
Wholesale lending-related commitments (b)(d)	851	800	577	607		765	6	11
Total nonperforming exposure	$10,653	$11,057	$11,483	$12,069		$10,480	(4)	2

NONACCRUAL LOAN-RELATED RATIOS (c)
Total nonaccrual loans to total loans (b)	0.87%	0.96%	1.04%	1.11%		0.92%
Total consumer, excluding credit card nonaccrual loans to
total consumer, excluding credit card loans (b)	1.72	1.84	2.03	1.99	(e)	1.62
Total wholesale nonaccrual loans to total
wholesale loans (b)	0.60	0.67	0.75	0.87		0.75

(a)At June 30, 2021, March 31, 2021, December 31, 2020, September 30, 2020 and June 30, 2020, nonperforming assets excluded: (1) mortgage loans 90 or more days past due and insured by U.S. government agencies of $977 million, $798 million, $874 million, $1.1 billion and $696 million, respectively; and (2) real estate owned (“REO”) insured by U.S. government agencies of $7 million, $8 million, $9 million, $10 million and $13 million, respectively. Prior-period amounts of mortgage loans 90 or more days past due and insured by U.S. government agencies excluded from nonperforming assets have been revised to conform with the current presentation, refer to footnote (b) below for additional information. These amounts have been excluded based upon the government guarantee. In addition, the Firm’s policy is generally to exempt credit card loans from being placed on nonaccrual status as permitted by regulatory guidance. Refer to Note 12 of the Firm’s 2020 Form 10-K for additional information on the Firm’s credit card nonaccrual and charge-off policies.
(b)In the third quarter of 2020, the Firm reclassified certain fair value option elected lending-related positions from trading assets to loans, which resulted in a corresponding reclassification of certain off-balance sheet commitments. Prior-period amounts have been revised to conform with the current presentation.
(c)Generally excludes loans that were under payment deferral or other assistance, including amendments or waivers of financial covenants, in response to the COVID-19 pandemic.
(d)Represents commitments that are risk rated as nonaccrual.
(e)Prior-period amounts have been revised to conform with the current presentation.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except ratio data)

	QUARTERLY TRENDS								SIX MONTHS ENDED JUNE 30,
							2Q21 Change					2021 Change
	2Q21	1Q21	4Q20	3Q20	2Q20		1Q21	2Q20	2021	2020		2020
SUMMARY OF CHANGES IN THE ALLOWANCES
ALLOWANCE FOR LOAN LOSSES
Beginning balance	$23,001	$28,328	$30,814	$31,591	$23,244		(19)%	(1)%	$28,328	$17,295		64%
Net charge-offs:
Gross charge-offs	1,188	1,468	1,471	1,586	1,877		(19)	(37)	2,656	3,779		(30)
Gross recoveries collected	(454)	(411)	(421)	(406)	(317)		(10)	(43)	(865)	(750)		(15)
Net charge-offs	734	1,057	1,050	1,180	1,560		(31)	(53)	1,791	3,029		(41)
Provision for loan losses	(2,759)	(4,279)	(1,433)	400	9,906	(b)	36	NM	(7,038)	17,324	(b)	NM
Other	(8)	9	(3)	3	1		NM	NM	1	1		—
Ending balance	$19,500	$23,001	$28,328	$30,814	$31,591		(15)	(38)	$19,500	$31,591		(38)

ALLOWANCE FOR LENDING-RELATED COMMITMENTS
Beginning balance	$2,516	$2,409	$2,823	$2,710	$2,147		4	17	$2,409	$1,289		87
Provision for lending-related commitments	481	107	(414)	114	563	(b)	350	(15)	588	1,421	(b)	(59)
Other	1	—	—	(1)	—		NM	NM	1	—		NM
Ending balance	$2,998	$2,516	$2,409	$2,823	$2,710		19	11	$2,998	$2,710		11

Total allowance for credit losses (a)	$22,498	$25,517	$30,737	$33,637	$34,301		(12)	(34)	$22,498	$34,301		(34)

NET CHARGE-OFF/(RECOVERY) RATES
Consumer retained, excluding credit card loans	(0.04)%	0.03%	0.05%	0.08%	0.11%				(0.01)%	0.05%
Credit card retained loans	2.24	2.97	2.17	2.92	3.33				2.60	3.28
Total consumer retained loans	0.67	0.93	0.72	0.97	1.14				0.80	1.14
Wholesale retained loans	0.01	0.04	0.19	0.07	0.22				0.02	0.18
Total retained loans	0.31	0.45	0.44	0.49	0.64				0.38	0.63

Memo: Average retained loans
Consumer retained, excluding credit card loans	$298,823	$302,055	$303,421	$306,201	$304,179		(1)	(2)	$300,430	$299,169		—
Credit card retained loans	135,430	134,155	140,459	140,200	142,377		1	(5)	134,796	152,518		(12)
Total average retained consumer loans	434,253	436,210	443,880	446,401	446,556		—	(3)	435,226	451,687		(4)
Wholesale retained loans	519,902	515,858	503,249	504,449	540,248		1	(4)	517,892	516,032		—
Total average retained loans	$954,155	$952,068	$947,129	$950,850	$986,804		—	(3)	$953,118	$967,719		(2)

(a)At June 30, 2021, March 31, 2021, December 31, 2020, September 30, 2020 and June 30, 2020 excludes allowance for credit losses on investment securities of $87 million, $94 million, $78 million, $120 million and $23 million, respectively.
(b)Prior-period amounts have been revised to conform with the current presentation.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except ratio data)

								Jun 30, 2021
								Change
	Jun 30,	Mar 31,	Dec 31,	Sep 30,		Jun 30,		Mar 31,	Jun 30,
	2021	2021	2020	2020		2020		2021	2020
ALLOWANCE COMPONENTS AND RATIOS
ALLOWANCE FOR LOAN LOSSES
Consumer, excluding credit card
Asset-specific (a)	$(557)	$(348)	$(7)	$228		$263		(60)%	NM
Portfolio-based	2,455	3,030	3,643	4,274		4,609		(19)	(47)%
Total consumer, excluding credit card	1,898	2,682	3,636	4,502		4,872		(29)	(61)
Credit card
Asset-specific (b)	443	522	633	652		642		(15)	(31)
Portfolio-based	12,057	13,778	17,167	17,148		17,158		(12)	(30)
Total credit card	12,500	14,300	17,800	17,800		17,800		(13)	(30)
Total consumer	14,398	16,982	21,436	22,302		22,672		(15)	(36)
Wholesale
Asset-specific (c)	488	529	682	792		757		(8)	(36)
Portfolio-based	4,614	5,490	6,210	7,720		8,162	(g)	(16)	(43)
Total wholesale	5,102	6,019	6,892	8,512		8,919		(15)	(43)
Total allowance for loan losses	19,500	23,001	28,328	30,814		31,591		(15)	(38)
Allowance for lending-related commitments	2,998	2,516	2,409	2,823		2,710	(g)	19	11
Total allowance for credit losses (d)	$22,498	$25,517	$30,737	$33,637		$34,301		(12)	(34)

CREDIT RATIOS
Consumer, excluding credit card allowance, to total
consumer, excluding credit card retained loans	0.64%	0.89%	1.20%	1.48%		1.59%
Credit card allowance to total credit card retained loans	8.86	10.85	12.41	12.75		12.57
Wholesale allowance to total wholesale retained loans	0.97	1.17	1.34	1.70		1.73	(g)
Wholesale allowance to total wholesale retained loans,
excluding trade finance and conduits (e)	1.05	1.26	1.45	1.83		1.84	(g)
Total allowance to total retained loans	2.02	2.42	2.95	3.26		3.27
Consumer, excluding credit card allowance, to consumer,
excluding credit card retained nonaccrual loans (f)	37	50	67	89	(g)	115
Total allowance, excluding credit card allowance, to retained
nonaccrual loans, excluding credit card nonaccrual loans (f)	89	104	120	148		180	(g)
Wholesale allowance to wholesale retained nonaccrual loans	189	200	208	227		261	(g)
Total allowance to total retained nonaccrual loans	247	274	323	350	(g)	412

(a)Includes collateral dependent loans, including those considered troubled debt restructurings (“TDRs”) and those for which foreclosure is deemed probable, modified PCD loans, and non-collateral dependent loans that have been modified or are reasonably expected to be modified in a TDR.
(b)The asset-specific credit card allowance for loan losses relates to loans that have been modified or are reasonably expected to be modified in a TDR; the Firm calculates this allowance based on the loans’ original contractual interest rates and does not consider any incremental penalty rates.
(c)Includes risk-rated loans that have been placed on nonaccrual status and loans that have been modified or are reasonably expected to be modified in a TDR.
(d)At June 30, 2021, March 31, 2021, December 31, 2020, September 30, 2020 and June 30, 2020 excludes allowance for credit losses on investment securities of $87 million, $94 million, $78 million, $120 million and $23 million, respectively.
(e)Management uses allowance for loan losses to period-end loans retained, excluding CIB’s trade finance and conduits, a non-GAAP financial measure, to provide a more meaningful assessment of the wholesale allowance coverage ratio.
(f)Refer to footnote (a) on page 25 for information on the Firm’s nonaccrual policy for credit card loans.
(g)Prior-period amounts have been revised to conform with the current presentation.

JPMORGAN CHASE & CO.
NON-GAAP FINANCIAL MEASURES

Non-GAAP Financial Measures
(a)In addition to analyzing the Firm’s results on a reported basis, management reviews Firmwide results, including the overhead ratio, on a “managed” basis; these Firmwide managed basis results are non-GAAP financial measures. The Firm also reviews the results of the lines of business on a managed basis. The Firm’s definition of managed basis starts, in each case, with the reported U.S. GAAP results and includes certain reclassifications to present total net revenue for the Firm (and each of the reportable business segments) on an FTE basis. Accordingly, revenue from investments that receive tax credits and tax-exempt securities is presented in the managed results on a basis comparable to taxable investments and securities. These financial measures allow management to assess the comparability of revenue from year-to-year arising from both taxable and tax-exempt sources. The corresponding income tax impact related to tax-exempt items is recorded within income tax expense. These adjustments have no impact on net income as reported by the Firm as a whole or by the lines of business.
(b)Pre-provision profit is a non-GAAP financial measure which represents total net revenue less total noninterest expense. The Firm believes that this financial measure is useful in assessing the ability of a lending institution to generate income in excess of its provision for credit losses.
(c)TCE, ROTCE, and TBVPS are each non-GAAP financial measures. TCE represents the Firm’s common stockholders’ equity (i.e., total stockholders’ equity less preferred stock) less goodwill and identifiable intangible assets (other than MSRs), net of related deferred tax liabilities. ROTCE measures the Firm’s net income applicable to common equity as a percentage of average TCE. TBVPS represents the Firm’s TCE at period-end divided by common shares at period-end. TCE, ROTCE, and TBVPS are utilized by the Firm, as well as investors and analysts, in assessing the Firm’s use of equity.
(d)The ratio of the wholesale and CIB’s allowance for loan losses to period-end loans retained, excluding trade finance and conduits, is calculated excluding loans accounted for at fair value, loans held-for-sale, CIB’s trade finance loans and consolidated Firm-administered multi-seller conduits, as well as their related allowances, to provide a more meaningful assessment of the respective allowance coverage ratio.
(e)In addition to reviewing net interest income and the net yield on a managed basis, management also reviews these metrics excluding CIB Markets, as shown below; these metrics, which exclude CIB Markets, are non-GAAP financial measures. Management reviews these metrics to assess the performance of the Firm’s lending, investing (including asset-liability management) and deposit-raising activities. The resulting metrics that exclude CIB Markets are referred to as non-markets-related net interest income and net yield. CIB Markets consists of Fixed Income Markets and Equity Markets. Management believes that disclosure of non-markets-related net interest income and net yield provides investors and analysts with other measures by which to analyze the non-markets-related business trends of the Firm and provides a comparable measure to other financial institutions that are primarily focused on lending, investing and deposit-raising activities.

	QUARTERLY TRENDS							SIX MONTHS ENDED JUNE 30,
						2Q21 Change				2021 Change
(in millions, except rates)	2Q21	1Q21	4Q20	3Q20	2Q20	1Q21	2Q20	2021	2020	2020

Net interest income - reported	$12,741	$12,889	$13,258	$13,013	$13,853	(1)%	(8)%	$25,630	$28,292	(9)%
Fully taxable-equivalent adjustments	109	109	97	104	107	—	2	218	217	—
Net interest income - managed basis (a)	$12,850	$12,998	$13,355	$13,117	$13,960	(1)	(8)	$25,848	$28,509	(9)
Less: CIB Markets net interest income	1,987	2,223	2,166	2,076	2,536	(11)	(22)	4,210	4,132	2
Net interest income excluding CIB Markets (a)	$10,863	$10,775	$11,189	$11,041	$11,424	1	(5)	$21,638	$24,377	(11)

Average interest-earning assets (b)	$3,177,195	$3,126,569	$2,955,646	$2,874,974	$2,819,689	2	13	$3,152,022	$2,642,619	19
Less: Average CIB Markets interest-earning assets (b)	882,848	866,591	743,337	730,141	795,511	2	11	874,764	765,681	14
Average interest-earning assets excluding CIB Markets	$2,294,347	$2,259,978	$2,212,309	$2,144,833	$2,024,178	2	13	$2,277,258	$1,876,938	21

Net yield on average interest-earning assets - managed basis	1.62%	1.69%	1.80%	1.82%	1.99%			1.65%	2.17%
Net yield on average CIB Markets interest-earning assets	0.90	1.04	1.16	1.13	1.28			0.97	1.09
Net yield on average interest-earning assets excluding CIB Markets	1.90	1.93	2.01	2.05	2.27			1.92	2.61
(a) Interest includes the effect of related hedges. Taxable-equivalent amounts are used where applicable.
(b) In the third quarter of 2020, the Firm reclassified certain fair value option elected lending-related positions from trading assets to loans and other assets. Prior-period amounts have been revised to conform with the current presentation.